As filed with the Securities and Exchange Commission on February 28, 2001
                              File Nos. 033-69798 and 811-8058

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                         Post-Effective Amendment No. 7

                                       and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                 Amendment No. 9

                         THE NOAH INVESTMENT GROUP, INC.
                               975 Delchester Road
                            Newtown Square, PA 19073
                                 (215) 651-0460

                         William L. Van Alen, Jr., Esq.
                               975 Delchester Road
                            Newtown Square, Pa 19073
                                 (215) 651-0460

                                 With copies to:

                             David M. Bardsley, Esq.
                          American Data Services, Inc.
                                150 Motor Parkway
                            Hauppauge, NY 11788-5167


                              Merrill R. Steiner, Esq,

                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                      Philadelphia, Pennsylvania 19103-7098

It is proposed that this filing will become effective:

     [X] immediately upon filing pursuant to Rule 485,paragraph (b)
     [ ] on March 1, 2001 pursuant to Rule 485, paragraph (b)
     [ ] 60 days after filing pursuant to Rule 485, paragraph (a)(i)
     [ ] on _____ pursuant to Rule 485, paragraph (a)(i)
     [ ] 75 days after filing pursuant to Rule 485, paragraph(a)(ii)
     [ ] on _____ pursuant to Rule 485, paragraph (a)(ii)
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: THE NOAH FUND

The Registrant declares that an indefinite amount of its shares of common stock is being registered by the Registration Statement pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2.

The NOAH FUND
--------------------------------------------------------------------------------


                 A PORTFOLIO OF THE NOAH INVESTMENT GROUP, INC.


                                   PROSPECTUS                          [LOGO]

                              Dated March 1, 2001                    NOAH FUND

--------------------------------------------------------------------------------


The NOAH FUND's (the "Fund") investment objective is to achieve capital growth while protecting invested capital (adjusted for inflation) and current income. The Fund is offered by The Noah Investment Group, Inc. (the "Company"), an open-end, diversified management investment company.


The Fund will not invest in any business, or in the securities of any business, that is engaged, either directly or through a subsidiary, in the alcoholic beverage, tobacco, pornography and/or gambling industries, nor will the Fund invest in any company that is in the business of aborting life before birth.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

                              RISK/RETURN SUMMARY


The Fund is a no-load fund whose investment objective is capital growth, consistent with the preservation of invested capital (adjusted for inflation), and current income. The Fund seeks to achieve its objectives by primarily investing in a diversified portfolio of common stocks of large capitalization companies ($1 billion or more) that qualify under the Fund's screening criteria. Geewax, Terker & Company, the Fund's sub-advisor, chooses securities for the Fund by using a "bottom-up" investment approach. This means that the sub-advisor seeks investment opportunities from the company level on up, utilizing extensive fundamental security analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

The Company's Management believes that it is consistent with Judeo-Christian Principles for the Fund to take a moral stance with respect to its investments. Accordingly, as a matter of fundamental policy, the Fund will not invest in any business, or in the securities of any business, that is engaged, either directly or through a subsidiary, in the alcoholic beverage, tobacco, pornography and/or gambling industries, nor will the Fund invest in any company that is in the business of aborting life before birth. The Fund's Advisor primarily utilizes the services of Pro Vita Advisors in order to work with the Fund's Sub-Advisor in the application of this non-financial screening process to the Fund's portfolio.


The Fund's Advisor, Polestar Management Company, is responsible for the management of the Fund's assets and screening potential investments for compliance with the Fund's moral principles. The sub-advisor invests the Fund's assets under the supervision of the Advisor and in compliance with the Advisor's directives concerning impermissible investments.

PRINCIPAL RISKS

You may lose money by investing in the Fund. The Fund invests in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. The stock market trades in a cyclical price pattern, with prices generally rising or falling over time. These cyclical periods may last for a significant period of time. The sub-advisor will manage the portfolio subject to Polestar Management Company's supervision and will make decisions on buying, selling or holding portfolio securities in compliance with the Fund's philosophical restrictions on investing in certain kinds of companies. If the Fund has invested in a company that is later discovered to be in violation of the Fund's investment policies, the liquidation of that security will be required, which could result in a loss to the Fund. Further, the sub-advisor may be prevented from investing in an otherwise attractive investment opportunity due to the nature of that company's activities.

The Fund is appropriate for investors who want:

     o Capital appreciation and are willing to accept moderate stock market volatility.

     o Asset investment within the context of conservation of capital as adjusted for inflation.

     o Current income.


The following bar chart and table help show the risks of investing in the Fund by showing changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance to the performance of the S&P 500 Index** during each period. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.


**The S&P 500 Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

                         PERFORMANCE BAR CHART AND TABLE
                  Year-by-Year Total Returns as of December 31

                                [ID -- BAR CHART]


               Year Ended Dec. 31, 1997 ........ 33.57%
               Year Ended Dec. 31, 1998 ........ 51.33%
               Year Ended Dec. 31, 1999 ........ 30.56%
               Year Ended Dec. 31, 2000 ........-28.25%


               Best Quarter:       Q 4 1998      34.67%
               Worst Quarter:      Q 4 2000     -24.82%

The Fund's total return for the period November 1, 2000, through December 31, 2000, was -18.23%.<


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING ON DECEMBER 31, 2000)

                                   PAST ONE
                                     YEAR      SINCE INCEPTION*
                                   --------    ----------------
               The Fund .........   -28.25%         16.62%
               S&P 500 Index ....    -9.10%         17.75%
               Russell 1000 .....   -22.42%         14.70%



 *The Fund commenced operations on May 17, 1996.

                               FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment):      NONE*

*You will be charged a fee of $10 on redemptions paid by wire transfer.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

This table sets out the regular operating expenses that are paid out of the Fund's average daily assets. These fees are used to pay for services such as the investment management of the Fund, maintaining shareholder records and furnishing shareholder statements.


Management Fees ..........................................   1.00%
12b-1 Fees(1) ............................................   0.25%
Other Expenses ...........................................   0.95%
                                                             ----
Total Annual Fund Operating Expenses(2) ..................   2.20%


(1) Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


(2) Prior to February 1, 1999, the Fund's Advisor operated under a voluntary agreement to waive receipt of its fees and/or assume certain expenses of the Fund, to the extent possible, to insure that the Fund's total expenses did not exceed 1.75% annually. As of March 1, 1999, the Advisor has voluntarily agreed to waive receipt of its fees and/or assume certain expenses of the Fund, to the extent possible, to insure that the Fund's total expenses do not exceed 2.20%. For the Fund's fiscal years ended on October 31, 2000, October 31, 1999, October 31, 1998, and October 31, 1997,
    the Advisor incurred expense reimbursements and fee waivers of $0; $36,853; $51,285; and $94,353, respectively.


EXAMPLE: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses, without taking into consideration any fee waivers and expense reimbursements, remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


               ONE YEAR    THREE YEARS     FIVE YEARS    TEN YEARS
               --------    -----------     ----------    ---------
                 $223          $688          $1,180        $2,534


The above example does not include the $10 fee that you would have to pay if you redeemed your shares by wire transfer. Because the Fund does not charge a redemption fee except for wire transfers, you would pay the same fees set forth above even if you did not redeem your shares.

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective and principal investment strategies are generally described in the Risk/Return Section of this Prospectus. This Section sets out additional information you should know before you invest.


The Fund seeks to realize capital appreciation by investing at least 65% of its average net assets in a diversified portfolio of common stocks of large capitalization companies ($1 billion or more). Be aware that, when selecting companies for the Fund, no company can be included in the Fund's portfolio unless it satisfies the Fund's moral criteria. Subject to those restrictions, the Advisor will choose large capitalization companies that, in the Advisor's opinion, are advantageously positioned to achieve superior long-term asset value and earnings growth for the following reasons:


1. Large capitalization companies typically are able to better realize the results of company research and new product development.

2. Large capitalization companies typically are better able to dedicate more of their resources to capital spending and market expansion.

3. Large capitalization companies typically have greater resources and more management depth to allow these companies to achieve significant presence in their chosen markets.

The Fund's sub-advisor, under the direction of the Advisor, will choose stocks for the Fund. The sub-advisor's choices are always subject to the fundamental moral philosophy of the Fund, and no stock will be purchased for the Fund that knowingly violates that philosophy. The sub-advisor makes its choices based, in part, on the sub-advisor's analysis of broad macroeconomic and political factors such as inflation, interest rates, tax developments and currency rates.

The sub-advisor also conducts extensive fundamental security analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

During periods when the Fund's Advisor deems it advisable for the Fund to be in a temporary defensive posture, the Fund may invest, without limit, in "money market instruments," a term that includes, among other things, bank obligations (which include U.S. Dollar denominated certificates of deposit, bankers' acceptances and time deposits issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion), commercial paper, obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements backed by U.S. Government securities.

                                  RISK FACTORS

You may lose money by investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political and economic news. Over the short term, stock prices can fluctuate dramatically in response to these factors. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.


                             INVESTING IN THE FUND


OPENING AND ADDING TO YOUR ACCOUNT
You can invest directly in the Fund in a number of ways. Simply choose the one that is most convenient for you. Any questions you may have can be answered by calling 1-800-794-NOAH. You may also purchase Fund shares through broker-dealers or other financial organizations.

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares. Your purchase of Fund shares is subject to the following minimum investment amounts:


                                                                             MINIMUM INVESTMENT
                                                                             ------------------
                                                                 TO OPEN ACCOUNT   ADDITIONAL INVESTMENTS
                                                                 ---------------   ----------------------

Regular Account ................................................       $1,000                $50
IRAs ...........................................................       $  500                $50
Non-Working Spousal IRA(1) .....................................       $  250                $50
IRA Rollovers ..................................................       $1,000                $50
401(k) Plans, Qualified Retirement Plans and SEP-IRAs ..........       $1,000                $50

(1) A regular IRA must be opened first.


                                                TO OPEN AN ACCOUNT                          TO ADD TO ACCOUNT
                                                ------------------                          -----------------
BY MAIL                                   Complete an Account Registration            Make your check payable to The
                                          Form, make a check payable to The           NOAH FUND and mail it to the
                                          NOAH FUND and mail the Form                 address at left.
                                          and check to The Noah Investment
                                          Group, Inc., P.O. Box 5536, Haup-           Please include your account number
                                          pauge, NY 11788-0132.                       on your check.

BY OVERNIGHT COURIER                      The Noah Investment Group, Inc.,            Or use the convenient form attached
                                          c/o American Data Services, Inc.,           to your regular Fund statement.
                                          150 Motor Parkway, Suite 109,
                                          Hauppauge, NY 11788.

BY WIRE                                   Call 1-800-794-NOAH to obtain an
                                          account number.

                                          Ask your bank to wire funds to              Ask your bank to wire immediately
                                          Account of                                  available funds to the location de-
                                          First Union National Bank, N.A.             scribed at the left, except that the wire
                                          ABA#: 031201467                             should note that it is to make a sub-
                                          Credit: The Noah Investment                 sequent purchase rather than to open
                                          Group, Inc.                                 a new account.
                                          Account #: 5014199596610
                                          Further credit: The NOAH FUND.
                                          Include your name and account
                                          number.

                                          The wire should also state that you
                                          are opening a new NOAH FUND
                                          account.

BY TELEPHONE                              Telephone transactions may not be           Call 1-800-794-NOAH to make your
PURCHASES TRANSFERRING                    used for initial purchases. If you want     purchase.
MONEY FROM YOUR CHECKING,                 to make subsequent transactions via
NOW OR BANK MONEY                         telephone, please select this service
MARKET ACCOUNT                            on your Account Registration Form.


The Noah Investment Group wants you to be kept current regarding the status of your account in the Fund. To assist you, the following statements and reports will be sent to you:

Confirmation Statements        After every transaction that affects your account
                               balance or your account registration.

Account Statements             Quarterly.

Financial Reports              Semi-annually - to reduce Fund expenses, only
                               one copy of the Fund report will be mailed to each taxpayer identification number even if you have more than one account in the Fund.

PURCHASE BY MAIL


Your purchase order, if in proper form and accompanied by payment, will be processed upon receipt by American Data Services, Inc. ("ADS"), the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund's net asset value calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.


The Company does not consider the U.S. Postal Service or any other independent delivery service to be its agent. Therefore, deposit in the mail or with such services, or receipt at American Data Services' Post Office Box, of purchase applications or redemption requests does not constitute receipt by the Custodian or the Fund. Do not mail letters by overnight courier to the post office box address. Correspondence mailed by overnight courier should be sent to the Fund at:

           The Noah Investment Group
           c/o American Data Services, Inc.
           150 Motor Parkway, Suite 109
           Hauppauge, NY 11788


All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Company and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or money order drawn on a U.S. bank, savings & loan or credit union. The Custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the Custodian for insufficient funds. The Company reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.


BY FINANCIAL SERVICE ORGANIZATION

If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities
brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

TELEPHONE PURCHASES


In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the Transfer Agent receives payment through the Automatic Clearing House. Call the Transfer Agent for details at 1-800-794-NOAH.


You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.


American Data Services, Inc., the Fund's Transfer Agent, employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.


WIRE PURCHASES

If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.


EXCESSIVE TRADING

The Advisor may bar excessive traders from purchasing shares of the Fund. Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise its expenses. The Fund defines "excessive trading" as exceeding one purchase and sale involving the Fund within any 120-day period. If you exceed the number of trades described above, you may be barred indefinitely from further purchases of shares of the Fund. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions at the option of the Fund; and (2) systematic purchases or redemptions made through the Automatic Investment Plan as described later in the section, "Shareholder Services."


MISCELLANEOUS PURCHASE INFORMATION

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

NET ASSET VALUE

The public offering price for shares of the Fund is based upon the Fund's net asset value per share. Net asset value per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities listed on an exchange but not traded on the valuation date are valued at the latest quoted bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets of the Fund for which no market quotations are readily available are valued at market value as determined in good faith by the Advisor under the supervision of the Fund's Board of Directors. Short-term securities (those with remaining maturities under 60 days) are valued at amortized cost, which approximates market value. The net asset value of the Fund's shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern time.


                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

BY MAIL

Sale requests should be mailed via U.S. mail or overnight courier service to:

      BY U.S. MAIL                        BY OVERNIGHT COURIER
      ------------                        --------------------
      THE NOAH FUND                       THE NOAH FUND
      C/O AMERICAN DATA SERVICES, INC.    C/O AMERICAN DATA SERVICES, INC.
      P.O. BOX 5536                       150 MOTOR PARKWAY, SUITE 109
      HAUPPAUGE, NY 11788-0132            HAUPPAUGE, NY 11788

The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order.


Good Order means that the request must include:

1.   Your account number.

2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.

3. The signatures of all account owners exactly as they are registered on the account.

4.   Any required signature guarantees.

5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. The Fund has made an election under Rule 18f-1 of the Investment Company Act of 1940, as amended, which allows the Fund to redeem shares, under certain circumstances, "in-kind." This means that the Fund may choose to redeem your shares with securities instead of cash. See the Statement of Additional Information for a more detailed discussion of in-kind redemptions.

SIGNATURE GUARANTEES --

A signature guarantee of each owner is required to redeem shares in the following situations, for all size trans-actions:

(i)   if you change the ownership on your account;

(ii) when you want the redemption proceeds sent to a different address than is registered on the account;

(iii) if the proceeds are to be made payable to someone other than the account's owner(s);

(iv)  any redemption transmitted by federal wire transfer to your bank; and

(v) if a change of address request has been received by the Company or American Data Services, Inc., within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $2,500 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.


Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Signature guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."


BY TELEPHONE

You may redeem your shares in the Fund by calling the Transfer Agent at 1-800-794-NOAH if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or American Data Services, Inc., within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared.

BY WIRE

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. A $10 fee is charged for outgoing wires.

REDEMPTION AT THE OPTION OF THE FUND

If the value of the shares in your account falls to less than $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

                              SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

You may select the Automatic Investment Plan. Under this option, sums will be moved from your local bank checking account to your Fund Account on a periodic basis; i.e., monthly or quarterly. If you wish to create an Automatic Investment Plan, complete the Automatic Investment Plan form and return the form and a voided blank check from your local bank checking account to the Transfer Agent. You must allow three weeks for the Transfer Agent to confirm that electronic transfers can be made before you make the first transfer. Check with your bank to make sure that it is a participant in the Automated Clearing House system. The minimum amount that may be invested under the Plan periodically is $50.

For information and assistance concerning the Automatic Investment Plan, please call the Investor Service Department at 1-800-794-NOAH.


Dollar Cost Averaging is a useful method for investing in a portfolio of securities such as the Fund where the price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis.

You may cancel your Automatic Investment Plan or change the amount of your periodic payments at any time by mailing written notification of such cancellation or change to the Transfer Agent at American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788-0132 or by calling 1-800-794-NOAH.

SYSTEMATIC WITHDRAWAL PLAN

Investors owning Fund shares having a minimum value of $10,000 may adopt a systematic withdrawal plan. Withdrawal payments to the investor may be made on a monthly, quarterly, semi-annual or annual basis and must be in a minimum amount of $500.

Shares are redeemed to make the requested payment on the day of the shareholder's choosing each month in which a withdrawal is to be made and payments are mailed within five business days following the redemption. The redemption of shares, in order to make payments under this plan, will reduce and may eventually exhaust the account. Each redemption of shares may result in a gain or loss, which the investor must report on his income tax return. Consequently, the investor should keep an accurate record of any gain or loss on each withdrawal.


RETIREMENT PLANS

Retirement plans may provide you with a method of investing for your retirement by allowing you to exclude from your taxable income, subject to certain limitations, the initial and subsequent investments in your plan and also allowing such investments to grow without the burden of current income tax until monies are withdrawn from the plan. Contact your investment professional or call the Fund at 1-800-794-NOAH to receive information concerning your options.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carryforwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788-0132.


                           THE NOAH INVESTMENT GROUP


The Noah Investment Group was organized on December 16, 1992, as a Maryland corporation, and is a mutual fund of the type known as an open-end, diversified management investment company. It did not begin operations until 1996 nor commence offering its shares until that time. A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors.


                             MANAGEMENT OF THE FUND

The business affairs of the Fund are managed under the general supervision of a Board of Directors.

INVESTMENT ADVISOR


Polestar Management Company ("Polestar Management" or the "Advisor"), 975 Delchester Road, Newtown Square, PA 19073, serves as the Fund's manager and is responsible for the management of the Fund's business affairs. Under the terms of the Management Agreement, Polestar Management, for the fee described below, manages, or arranges for the management of, the investment and reinvestment of the assets contained in the Fund's portfolio and the review, supervision and administration of the Fund's investment program. Polestar Management also provides administrative services to the Fund.

Polestar Management will receive a fee, payable monthly, for the performance of its services at an annual rate of 1% of the average net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares; it is higher than those paid by most investment companies. The Advisor did not waive its management fees for the fiscal year ended October 31, 2000.


Polestar Management will give a one-tenth part of the net management fee paid to it to religious organizations (without regard to denomination) for missions, discipleship and the needs of the poor.


The Fund shall bear all of its expenses and all expenses of the Fund's organization, operation and business not specifically assumed or agreed to be paid by Polestar Management. Polestar Management will pay or provide for the payment of the cost of office space, office equipment and office services as are adequate for the Fund's needs; provide competent personnel to perform all of the Fund's executive, administrative and clerical functions not performed by Fund employees or agents; and authorize persons who are officers, directors and employees of Polestar Management who may be designated as directors, officers and committee members to serve in such capacities at no cost to the Fund. See the Statement of Additional Information for more information.

SUB-INVESTMENT ADVISOR

Geewax Terker & Company, 99 Starr Street, Phoenixville, PA 19460, serves as the sub-investment advisor ("Sub-Advisor") and is responsible for the investment and reinvestment of the Fund's assets. John J. Geewax, a general partner, is responsible for the day-to-day recommendations regarding the investment of the Fund's portfolio since January 1998. Mr. Geewax has been awarded a Bachelor of Science Degree, a Master's Degree in Business Administration and Doctorate in Philosophy (ABD) by the University of Pennsylvania. From 1979 to 1983, he taught at the University of Pennsylvania's Wharton School. While teaching at the Wharton School, he, together with his partner, Mr. Bruce Terker, developed the investment strategy presently utilized by the Sub-Advisor.

The Sub-Advisor is paid a fee calculated as follows: on the Fund's average net assets up to $20 million: $1; on average net assets from $20 million to $50 million: .75%; on average net assets from $50 million to $100 million:

 .50% and on net assets of $100 million and above: .35%. For the fiscal year ended October 31, 2000, Geewax Terker received from the Advisor a fee of $765.12.


                             FUND SERVICE PROVIDERS

TRANSFER, DIVIDEND DISBURSING AND ACCOUNTING SERVICES AGENT

American Data Services, Inc., provides transfer agency and dividend disbursing services for the Fund. This means that its job is to maintain, accurately, the account records of all shareholders in the Fund as well as to administer the distribution of income earned as a result of investing in the Fund. American Data Services, Inc., also provides accounting services to the Fund including portfolio accounting services, expense accrual and payment services, valuation and financial reporting services, tax accounting services and compliance control services.


DISTRIBUTOR

AmeriMutual Funds Distributor, Inc. (the "Distributor"), an affiliate of ADS, has entered into a distribution agreement with the Fund to serve as distributor for the Fund's shares. The Distributor will be entitled to receive a distribution fee equal to up to 0.25% of the Fund's average daily net assets. The Distributor will pay promotional and advertising expenses related to the distribution of the Fund's shares and the printing of all Fund prospectuses used in connection with the distribution and sale of the Fund's shares. It is expected that the Distributor will use a portion of the distribution fee to compensate financial intermediaries for providing distribution assistance with respect to the sale of the Fund's shares.

Polestar Management and the Distributor may, out of their own assets, pay for certain expenses incurred in connection with the distribution of Fund shares. In particular, the Distributor may make payments out of its own assets to sales representatives and other broker dealers in connection with their sales of Fund shares.


                                 FEDERAL TAXES

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a short summary of the important tax considerations generally affecting the Fund and its shareholders. You should consult your tax advisor with specific reference to your own tax situation.

The Fund intends to qualify and maintain its qualification as a "regulated investment company" under the Internal Revenue Code (hereafter the "Code"), meaning that to the extent a fund's earnings are passed on to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes on the earnings. Accordingly, the Fund will pay dividends and make such distributions as are necessary to maintain its qualification as a regulated investment company under the Code.


Before you purchase shares of the Fund, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared but not yet paid. When the Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable dividend distribution.


The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund. Such dividends and capital gains may also be subject to state and local taxes.

You may realize a taxable gain or loss when redeeming shares of the Fund depending on the difference in the prices at which you purchased and sold the shares.


Because your state and local taxes may be different than the federal taxes described above, you should consult your tax advisor regarding these taxes.

DISTRIBUTION FEE


The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to .25% per annum of the Fund's average daily net assets. Payments under the Distribution Plan are made to the Distributor and the Advisor for distribution related activities. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.


Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE SINCE ITS INCEPTION ON MAY 17, 1996. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE FINANCIAL INFORMATION FOR THE FISCAL PERIOD MAY 17, 1996 THROUGH OCTOBER 31, 1996, AND FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997, HAS BEEN AUDITED BY ARTHUR ANDERSEN LLP. THE FINANCIAL INFORMATION FOR THE FISCAL YEARS ENDED OCTOBER 31, 1998, 1999 AND 2000, HAS BEEN AUDITED BY SANVILLE & COMPANY, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE WITHOUT CHARGE UPON REQUEST




                                                                                                                May 17, 1996,(1)
                                           Year Ended        Year Ended        Year Ended        Year ended         through
                                        October 31, 2000  October 31, 1999  October 31, 1998  October 31, 1997  October 31, 1996
                                        ----------------  ----------------  ----------------  ----------------  ----------------
NET ASSET VALUE-
  BEGINNING OF PERIOD ..............        $23.17            $17.31            $13.23             $10.59            $10.00

INVESTMENT OPERATIONS:
Net Investment Income (Loss) .......         (0.46)(2)         (0.13)(2)         (0.10)(2)          (0.01)(2)          0.04
Net Realized and Unrealized Gain
   on Investments ..................          1.37              6.43              4.27               2.69              0.55
                                            ------            ------            ------             ------            ------
Total from Investment Operations ...          0.91              6.30              4.17               2.68              0.59
                                            ------            ------            ------             ------            ------

DISTRIBUTIONS:
From Net Investment Income .........            --                --                --              (0.04)               --
From Net Realized Capital Gains ....         (1.59)            (0.44)            (0.09)                --                --
                                            ------            ------            ------             ------            ------
Total Distributions ................         (1.59)            (0.44)            (0.09)             (0.04)               --
                                            ------            ------            ------             ------            ------
NET ASSET VALUE --
END OF PERIOD ......................        $22.49            $23.17            $17.31             $13.23            $10.59
                                            ======            ======            ======             ======            ======

TOTAL RETURN .......................          3.98%            37.06             31.65%             25.41%             5.90%(3)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (in 000's)       $18,522            $6,472            $2,590               $961              $466
Ratio of Expenses to
  Average Net Assets ...............          2.20%             2.72%             4.73%             16.08%            49.81%
Ratio of Expenses to Average Net
  Assets, Net of Reimbursement .....          2.20%             2.15%             1.75%              1.75%             1.42%
Ratio of Net Investment Income
  (Loss) to Average Net Assets .....         (1.68)%           (2.13)%           (3.85)%           (14.51)%          (47.52)%
Ratio of Net Investment Income
  (Loss) to Average Net Assets,
  Net of Reimbursement .............         (1.68)%           (1.56)%           (0.86)%            (0.18)%            0.86%
Portfolio Turnover Rate ............         49.76%            81.53%            66.49%             27.07%            21.61%(3)

(1) Commencement of operations.
(2) Net investment loss per share is calculated using ending balances prior to the consideration of adjustments for permanent book and tax differences
(3) Not annualized


    See notes to financial statement contained in the Fund's Annual Report.

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Fund's latest annual and semi-annual reports to share-holders, which may be obtained from the Fund at no cost by contacting the Fund in one of the manners described below. In the Fund's annual and semi-annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL
INFORMATION (SAI)

                                              BY MAIL:
The SAI contains more detailed                The Noah Investment Group, Inc.
Information on all aspects of the             c/o American Data Services, Inc.
Fund. A current SAI, dated March 1,           P.O. Box 5536
2001, has been filed with the SEC             Hauppauge, NY 11788-0132
and is incorporated by reference
into (is legally a part of) this              BY PHONE: 1-800-794-NOAH
prospectus.

                                              ON THE INTERNET:
To request a free copy of the SAI,            www.noahfund.com
or the Fund's latest annual                   contact@noahfund.com
report, please contact the Fund.
                                              Or you may view or obtain these
                                              documents from the SEC.


                                              IN PERSON: at the SEC's Public
                                              Reference Room in Washington, D.C


                                              BY PHONE: 1-202-942-8090


                                              BY MAIL:
                                              Public Reference Section
                                              Securities and Exchange Commission
                                              Washington, D.C. 20549-0102
                                              (duplicating fee required)


                                              BY E-MAIL: publicinfo@sec.gov


                                              ON THE INTERNET: www.sec.gov


                                 The NOAH FUND
                        c/o American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                              Hauppauge, NY 11788
                                 1-800-794-NOAH

                                www.noahfund.com

                           Investment Company Act No.
                                    811-1061

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

TABLE OF CONTENTS


Risk/Return Summary .............................2
Fees and Expenses................................4
Investment Objectives and Strategies.............4
Risk Factors.....................................5
Investing in The Fund............................5
How to Sell (Redeem) Shares......................9
Shareholder Services............................11                [LOGO]
Dividends and Distributions.....................11
The Noah Investment Group.......................12               NOAH FUND
Management of the Fund..........................12
Fund Service Providers..........................13
Federal Taxes...................................13
Distribution Fee................................14
Financial Highlights............................15


                                                                PROSPECTUS

                                                              1-800-794-6624
                                                              1-800-794-NOAH
                                                             www.noahfund.com



                                                               MARCH 1, 2001

                                  THE NOAH FUND
                 A Portfolio Of The Noah Investment Group, Inc.

                        c/o American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788


                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated: March 1, 2001

This Statement of Additional Information (the "SAI") is not a prospectus but should be read in conjunction with the current Prospectus, dated March 1, 2001 of The Noah Fund. To obtain a copy of the Prospectus, please call
1-800-794-NOAH.




                                TABLE OF CONTENTS

                                                                            Page


Investment Objective and Policies
The Fund
Management of the Fund
Directors and Officers of the Fund
Principal Holders of Securities
Investment Management Services
Sub-Advisor
Distributor
Distribution Plan
Brokerage Allocations
Purchase and Redemption of Shares
Taxes, Dividends and Capital Gains
Transfer Agent, Dividend Disbursing & Accounting Services Agent
Auditor
Custodian
Financial Statements
Additional Performance Information for the Fund

                    INVESTMENT OBJECTIVE AND POLICIES

The investment objective, investment policies, and the fundamental philosophical investment restriction of The Noah Fund ("Fund") are described in the Fund's Prospectus. The Fund is subject to the following additional fundamental investment restrictions. Fundamental investment restrictions may not be changed without a vote of a majority of the Fund's outstanding shares, as that term is defined in the Investment Company act of 1940.

The Fund will not:

     (a) with respect to 75% of its assets, invest more than 5% of the market value of its assets in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof);

     (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding securities of any issuer (other than obligations of the U.S. Government);

     (c) invest more than 5% of its assets in the securities of companies that (with predecessors) have a continuous operating history of less than three years;

     (d) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

     (e) borrow money except from a bank and only for temporary or emergency purposes, and then only in an amount not in excess of 10% of the lower of the market value or cost of its assets, in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 10% of the market value of its assets: the Fund will not purchase any securities while such borrowings exceed 5% of the Fund's assets;

     (f) underwrite the securities of other issuers;

     (g) make loans except by purchasing bonds, debentures or similar obligations which are either publicly distributed or customarily purchased by institutional investors;

     (h) invest in oil, gas or mineral leases or real estate except that the Fund may purchase the securities of companies engaged in the business of real estate including real estate investment trusts; or

     (i) invest in commodities or commodity contracts.

     (j)  Issue or invest in senior securities.


These investment limitations, as described above, are considered at the time that securities are purchased.

THE FUND

The Noah Investment Group was organized on December 16, 1992, as a Maryland corporation, and is a mutual fund of the type known as an open-end, diversified management investment company. It did not begin operations until 1996 nor commence offering its shares until that time. A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Noah Investment Group is authorized to issue 500,000,000 shares of .001 cent par value common capital stock. The Noah Investment Group's Articles of Incorporation permits its Board of Directors to classify any unissued shares into one or more classes of shares. The Board has authorized the issuance of 250,000,000 shares of The NOAH FUND which are currently being offered. The Fund shares are fully paid and non-assessable. They are entitled to such dividends and distributions as may be paid with respect to the shares and shall be entitled to such sums on liquidation of the Fund as shall be determined. Other than these rights, they have no preference as to conversion, exchange, dividends, retirement or other features and have no preemption rights.



                             MANAGEMENT OF THE FUND


The Noah Investment Group's Board of Directors (the "Board of Directors") are responsible for the Fund's management, and they have certain fiduciary duties and obligations to the Fund and its shareholders under the laws of the State of Maryland and applicable federal securities laws. The information provided below sets forth biographical information regarding each Director. Directors who are "interested persons" of the Fund, as that term is defined by Section 2(a)(10) of the Investment Company Act of 1940, are marked by an asterisk.

                       DIRECTORS AND OFFICERS OF THE FUND

-------------------------------------------------------------------------------

                               POSITIONS HELD WITH
                                   THE COMPANY         PRINCIPAL OCCUPATION

NAME, ADDRESS and AGE                                    LAST FIVE YEARS

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


*William L. Van Alen, Jr., Esq.Director, President  Mr. Van Alen is an
975 Delchester Road            Treasurer            attorney and has been
Newtown Square, PA                                  engaged in the private
19073                                               practice of law since
                                                    1962.  He is President
Age: 67                                             and Chairman of the Board
                                                    and a Director of
                                                    Polestar Management
                                                    Company, the Fund's
                                                    investment manager. He
                                                    is also President of
                                                    Cornerstone Entertainment,
                                                    Inc., a company engaged in
                                                    the film and entertainment
                                                    industry.


-------------------------------------------------------------------------------

George R. Jensen, Jr.          Director             Mr. Jensen is the
3 Sugarknoll Road                                   founder, Chairman and
Devon, PA 19333                                     Chief Executive Officer
                                                    of USA Technologies,

Age: 51 Inc., a company that markets business machines activated by credit cards. Previously, Mr.
                                                    Jensen was the founder,
                                                    and until recently, was
                                                    the Chairman and Chief
                                                    Executive Officer of
                                                    American Film
                                                    Technologies, Inc. (AFT).
                                                    He had been Chairman and
                                                    a Director of AFT since
                                                    its  inception in 1985.
                                                    AFT is a publicly owned
                                                    company that dominates
                                                    the industry in the
                                                    colorization of black and
                                                    white films. From 1979 to
                                                    1985 Mr. Jensen was
                                                    President and Chief
                                                    Executive Officer of
                                                    International Film
                                                    Productions, Inc.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                               POSITIONS HELD WITH
                                   THE COMPANY      PRINCIPAL OCCUPATION LAST
NAME, ADDRESS and AGE                                       FIVE YEARS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Christina Jaumotte DeGalavis   Director             Mrs.  DeGalavi has engaged
                                                    in private  practice  as a
Village of Golf                                     psychologist  for the past
Del Ray, FL 33436                                   ten  years,   specializing
Age:  52                                            in   marital   counseling.
                                                    She has also been active in
                                                    a number of socially
                                                    responsible programs. During
                                                    1992-93, she served as
                                                    President of the Girl Scouts
                                                    of Venezuela. As an Official
                                                    of the Venezuelan Ministry
                                                    of Health, she instituted a
                                                    program to improve the
                                                    condition of medical
                                                    institutional patients
                                                    nationwide. She started the
                                                    first center for the
                                                    treatment of addicted young
                                                    persons in Venezuela. As
                                                    Director of Prison
                                                    Conditions in Venezuela, she
                                                    initiated a program to
                                                    improve the condition of
                                                    prison inmates and as
                                                    Special Advisor/Assistant to
                                                    the First Lady of Venezuela,
                                                    she coordinated a project
                                                    for the operation of a
                                                    "Head-Start" type day care
                                                    program for socially
                                                    disadvantaged children. She
                                                    has also been active in the
                                                    raising of funds for
                                                    organizations devoted to
                                                    caring for orphans and
                                                    abandoned children both in
                                                    Venezuela and in Austria.

-------------------------------------------------------------------------------

Forrest H. Anthony             Director             Forrest H. Anthony, M.D.,
1426 Fairview Road                                  Ph.D. is currently the
Villanova, PA     19085                             Director of Science and
Age: 50                                             Technology at the
                                                    University City Science
                                                    Center. He was previously
                                                    Chief Executive Officer
                                                    at Avid Corporation, a
                                                    biotechnology company he
                                                    founded in 1986,until its
                                                    merger with Triangle
                                                    Pharmaceuticals Inc. in
                                                    August 1997. Dr. Anthony
                                                    received a B.A. in
                                                    Biology from Dartmouth
                                                    College, an M.D. from the
                                                    University of Oregon, and
                                                    a Ph.D. in Biomedical
                                                    Engineering

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    from the University of
                                                    Virginia. He previously
                                                    worked in senior staff
                                                    positions at Johnson &
                                                    Johnson and at Rorer Group
                                                    Inc., and served (until
                                                    July 1997) on the Board of
                                                    Directors and Executive
                                                    Committee of the
                                                    Biotechnology Industry
                                                    Organization (BIO), a
                                                    national trade association
                                                    for the biotechnology
                                                    industry.
-------------------------------------------------------------------------------

Donald D. Kennedy, Esq.        Director             Mr. Kennedy graduated from
1275 Gulph Creek Drive                              Princeton in 1953 and Penn
Radnor, PA 19087                                    LLB in 1960. He retired in
Age: 70                                             1992 as an Attorney and
                                                    former General Counsel and
                                                    Chairman of the Board of
                                                    National Liberty Insurance
                                                    Company. Since then, he has
                                                    been president and members
                                                    of various institutions,
                                                    both charitable and non-
                                                    profit. He joined the NOAH
                                                    FUND board in 1998.

-------------------------------------------------------------------------------

Martin V. Miller, Esq.         Director             Mr. Miller was engaged in
344 Venetian Drive, #2                              the practice of securities
Delray Beach, FL 33483                              law during the period from
Age 75:                                             1959 until 2000. During that
                                                    period of time, he was
                                                    employed by the U.S.
                                                    Securities and Exchange
                                                    Commission until 1968, as a
                                                    partner in the Law firm,
                                                    Stradley, Ronan, Stevens and
                                                    Young until 1983 and as a
                                                    sole practitioner until his
                                                    retirement in 2000.

-------------------------------------------------------------------------------

Roger J. Knake                                      He is currently, and has
615 Mountain View Road         Director             been for the last eight
Berwyn, PA 19312                                    years, President and
Age: 59                                             Chief Executive Officer,
                                                    XITEL, Inc., a
                                                    communications company
                                                    engaged in the
                                                    development and marketing
                                                    of electronic mail
                                                    software.  Prior to that,
                                                    Mr. Knake was a Systems
                                                    Analyst with E.I.
                                                    duPont.


-------------------------------------------------------------------------------

*  INTERESTED PERSONS


Mr. William L. Van Alen, Jr. is an interested person by virtue of being an officer and director of The Noah Investment Group, Inc. and an officer and director of Polestar Management Company. Mr. Martin Miller is an interested person by virtue of having served as legal counsel to the Fund during the last two completed fiscal years of the Fund.


REMUNERATION OF DIRECTORS AND OFFICERS


No Director or Officer of the Fund will receive any compensation for acting as such. In the future, the non-interested Fund Directors may receive a fee for each Board of Directors' meeting or Committee meeting attended, plus expenses. As a group, the Fund's Directors and Officers owned less than 1% of the Fund's outstanding shares.


                         PRINCIPAL HOLDERS OF SECURITIES

At the close of business on February 16, 2001, the following persons were known by the Fund to be the beneficial owners of more than 5% of the Fund's outstanding Shares: ______________________________________.

                         INVESTMENT MANAGEMENT SERVICES


Polestar Management Company ("Polestar Management"), a Maryland corporation, has its principal office at 975 Delchester Road, Newtown Square, PA 19073.

Polestar Management provides management services to the Fund pursuant to the Management Agreement dated March 26, 1996, that was approved by a majority of The Noah Investment Group's Board of Directors including a majority of those Directors who are not "interested persons."

The Management Agreement continued in effect until March 1, 1998 and thereafter for successive annual periods provided that such continuance is specifically approved at least annually by (a) The Noah Investment Group's Board of Directors, or (b) the vote of a majority of the Fund's outstanding voting shares; provided that, in either event, the continuance is also approved by a majority of those Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, without penalty, on sixty days' prior written notice, by the vote of a majority of the Fund's outstanding voting shares or by the vote of a majority of the Board of Directors or by Polestar Management, and will terminate automatically in the event of its assignment.

Mr. William L. Van Alen, Jr. is President, Treasurer and a director of Polestar Management. Mr. William L. Van Alen, Jr. and , and Ms. Judy Van Alen own, respectively, 90% and 10% of the outstanding voting securities of Polestar Management. Officers of Polestar Management that serve as officers or directors of the Fund are furnished to the Fund by Polestar Management at no cost to the Fund.


The Noah Investment Group, Inc. shall pay on behalf of and from the assets of the Fund the following costs and expenses: the cost of determining the net asset value of the Fund's shares, the costs incurred in connection with sales and redemptions of its shares and all of its other administrative and operational costs including, without limitation, transfer and dividend disbursing and other agency fees; custodian fees; rent; auditing and legal fees; fees for the preparation, printing and distribution of prospectuses, proxy statements, stockholder reports and notices; supplies and postage; federal and state registration and reporting fees; applicable taxes; the fees and expenses of non-interested Directors and interest and brokerage commissions and other fees and expenses of every kind not expressly assumed by Polestar Management.


Polestar Management will receive a fee, payable monthly, for the performance of its services at an annual rate of 1% of the average net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares; it is higher than those paid by most investment companies with similar investment objectives. As of March 1, 1999, Polestar Management has voluntarily agreed to waive fees and assume expenses to insure that total expenses do not exceed 2.20%. For the fiscal years ending October 31, 2000, October 31, 1999, and October 31, 1998, the Adviser received fees in the amount of $172,679, $64,499, and $17,127, respectively, of which $0, $36,853, and $17,127, respectively, were waived.


                                   SUB-ADVISOR



Geewax Terker & Company ("Geewax Terker") located at 99 Starr Street, Phoenixville, PA 19460, is a registered investment adviser. It serves as sub-advisor to the Fund pursuant to a Sub-Advisory Agreement dated January 9, 1998 ("Sub-Advisory Agreement") between Polestar Management and Geewax Terker. The Sub-Advisory Agreement was approved by a majority of The Noah Investment Group's Board of Directors including a majority of the non-interested Directors at a directors' meeting specifically called for the purpose of voting on the Sub-Advisory Agreement on December 11, 1997 and by the Fund's shareholders at the annual shareholders' meeting held on January 9, 1998. Thereafter, the Sub-Advisory Agreement continues for successive annual periods provided that such continuance is specifically approved at least annually by (a) The Noah Investment Group's Board of Directors, or (b) the vote of a majority of the Fund's outstanding voting shares; provided that, in either event, the continuance is also approved by a majority of those Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Geewax Terker has agreed to: (i) supervise and direct the investment of the Fund's assets in accordance with applicable law and the Fund's investment objectives, policies and restrictions, and subject to any further limitations The Noah Investment Group may impose, from time to time, by written notice to Polestar Management provided that Polestar Management shall have informed Geewax Terker, in writing, of such further limitations; (ii) formulate and implement a continuing investment program for managing the assets and resources of the Fund, which Geewax Terker shall amend and update, from time to time, to reflect changes in financial and economic conditions; (iii) make all determinations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same, including advising Polestar Management and the Board of Directors as to certain actions taken involving the Fund's portfolio securities that are not in the nature of investment decisions; (iv) furnish Polestar Management and the Board of Directors periodically and as otherwise requested, with reports of Geewax Terker's economic outlook and investment strategy, as well as the Fund's portfolio activity and investment performance; and (v) select the broker-dealers and place orders for the execution of portfolio transactions for the Fund with such broker-dealers.

Geewax Terker shall furnish the Board of Directors with schedules of the securities in the Fund's portfolio on a quarterly basis. At the Board's request, and otherwise when Geewax Terker deems it appropriate, it will prepare and provide the Board with schedules of securities and statistical data regarding the activity and positions in the Fund's portfolio.

Polestar Management will be solely responsible for the payment of any such sub-advisory fees to Geewax Terker. Geewax Terker is entitled to receive a sub-advisory fee calculated as follows: on average net assets up to $20 million
- $1; on average net assets from $20 million to $50 million - .75%; on average net assets from $50 million to $100 million - .50% and on net assets of $100 million and above - .35%. The Noah Fund will have no responsibility for the payment of Geewax Terker's fees; the payment of any such fees will be the sole responsibility of Polestar Management Company. For each of the fiscal years ending October 31, 2000, October 31, 1999, and October 31, 1998, Geewax Terker received from Polestar Management a fee of $765, $1, and $1, respectively.

                                   DISTRIBUTOR

AmeriMutual Funds Distributor, Inc. (the "Distributor") located at 14747 California Street, Omaha, NE 68154, serves as distributor for the Fund's shares pursuant to a Distribution Agreement dated April 1, 2000. The offering of the Fund's shares is continuous. The Distributor is entitled to receive a distribution fee equal to up to 0.25% of the Fund's average daily net assets. The Distributor will pay promotional and advertising expenses related to the distribution of the Fund's shares and the printing of all Fund prospectuses used in connection with the distribution and sale of the Fund's shares. It is expected that the Distributor will use a portion of the distribution fee to compensate financial intermediaries for providing distribution assistance with respect to the sale of the Fund's shares.

Polestar Management and the Distributor may, out of their own assets, pay for certain expenses incurred in connection with the distribution of Fund shares. In particular, the Distributor may make payments out of its own assets to sales representatives and other broker dealers in connection with their sales of Fund shares.

For the fiscal year ended October 31, 2000, the Distributor received $0. The Distributor is located at 14747 California Street, Omaha, Nebraska.

                                DISTRIBUTION PLAN

The Noah Investment Group has adopted a distribution plan for the Fund (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to 0.25% per annum of the Fund's average daily net assets.


The Distribution Plan was approved by the Board of Directors including a majority of the Fund's non-interested Directors, and by the vote of the Fund's shareholders at the annual shareholders' meeting held on January 9, 1998. Thereafter, the plan continues for successive annual periods provided that such continuance is specifically approved at least annually by a vote of the Board of Directors and a majority of the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or related agreements (the "12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such plan or agreements.


The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing and mailing of prospectuses and reports for other than existing shareholders, printing and distribution of sales literature, and the compensation of persons primarily engaged in the sale and marketing of the Fund's shares.

In approving the Distribution Plan, in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940, the Directors considered various factors and determined that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.


The Distribution Plan may not be amended to increase materially the amount to be spent by the Fund under the Distribution Plan without shareholder approval, and all material amendments to the provisions of the Distribution Plan must be approved by a vote of the Board of Directors, including a majority of the 12b-1 Directors, cast at a meeting called for the purpose of such a vote. During the continuance of the Distribution Plan, the Board of Directors will receive quarterly, and in writing, the amounts and purposes of the distribution payments. Further, during the term of the Distribution Plan, the selection and nomination of those Directors who are non-interested persons of The Noah Investment Group must be and has been committed to the discretion of the 12b-1 Directors.

For the fiscal years ending October 31, 2000, October 31, 1999, and October 31, 1998, the Fund accrued 12b-1 fees of $43,170, $15,740, and $0, respectively.


                              BROKERAGE ALLOCATION


Subject to policies established by the Board of Directors, the Sub-Advisor will arrange for the execution of portfolio transactions. In placing brokerage orders, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Sub-Advisor is authorized to pay to a broker or dealer who provides such brokerage services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines, in good faith, that such commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer - viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Advisor to the Fund. Brokerage transactions may also be allocated in recognition of sale of Fund shares.

For the fiscal years ending October 31, 2000, October 31, 1999, and October 31, 1998, the Fund paid $13,481, $10,490, and $2,662, respectively, in brokerage fees.


                               REDEMPTION IN KIND

A Notification under Rule 18f-1 under the Investment Company Act has been filed on behalf of the Fund, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such election period. It is intended to also pay redemption proceeds in excess of such lesser amount in cash, but the right is reserved to pay such excess amount in kind, if it is deemed to be in the best interests of the Fund to do so. In making a redemption in kind, the right is reserved to select from the portfolio holding a number of shares which will reflect the portfolio make-up and the value of which will approximate, as closely as possible, the value of the Fund shares being redeemed, or to select from one or more portfolio investments, shares equal in value to the total value of the Fund shares being redeemed: any shortfall will be made up in cash.

Investors receiving an in-kind distribution are advised that they will likely incur a brokerage charge on the disposition of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund shares tendered for redemption.



                        PURCHASE AND REDEMPTION OF SHARES

A description of the procedure for the determination of the net asset value of the Fund's shares is contained on page 7 of the Fund's Prospectus which is incorporated by reference.


AUTOMATIC INVESTMENT PLAN

A shareholder may make arrangements for an Automatic Investment Plan (i.e., automatic monthly payments from the shareholder's bank account) by calling the Fund at 1-800-794-NOAH and requesting an application. The Automatic Investing Plan may be changed or canceled at any time upon receipt by the Fund's Transfer Agent of written instructions or an amended application from the shareholder with signatures guaranteed.


Since the Fund's shares are subject to fluctuations in both income and market value, an investor contemplating making periodic investments in shares of the Fund should consider his financial ability to continue such investments through periods of low price levels, and should understand that such a program cannot protect him against loss of value in a declining market.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

In general, an IRA provides certain tax advantages for participants. Under an IRA plan, a participant's periodic contributions and all dividends and capital gains distributions will be invested in shares of the Fund.

An individual may establish and make contributions of up to $2,000 per year to his or her own IRA or may roll over moneys from other tax qualified plans. An individual wishing to make an IRA investment, should consult with his or her own tax adviser before doing so. Investors may wish to call the Transfer Agent at 1-800-794-NOAH for information and instructions.



SYSTEMATIC WITHDRAWAL PLAN

Investors owning Fund shares having a minimum value of $10,000 may adopt a systematic withdrawal plan. Withdrawal payments to the investor may be made on a monthly, quarterly, semi-annual or annual basis and must be in a minimum amount of $500.

Shares are redeemed to make the requested payment on the day of the shareholder's choosing each month in which a withdrawal is to be made and payments are mailed within five business days following the redemption. The redemption of shares, in order to make payments under this plan, will reduce and may eventually exhaust the account. Each redemption of shares may result in a gain or loss, which the investor must report on his income tax return. Consequently, the investor should keep an accurate record of any gain or loss on each withdrawal.


        TRANSFER AGENT, DIVIDEND DISBURSING AND ACCOUNTING SERVICES AGENT

American Data Services, Inc. acts as the Fund's transfer agent and dividend disbursing agent. American Data Services, Inc. also provides accounting services to the Fund. American Data Services, Inc. is located at 150 Motor Parkway, Suite 109, Hauppauge, NY 11788.




                                     AUDITOR


Sanville & Company located at 1514 Old York Road, Abington, PA 19001 serves as the Fund's independent public accountants and will audit the Fund's financial statements.

                                    CUSTODIAN

First Union National Bank, N.A. located at 123 South Broad St., Philadelphia, PA 19109 serves as the Fund's custodian and holds the investments and other assets of the Fund. The Custodian is responsible for receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund and performing other administrative duties, all as directed by persons authorized by the Fund. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. Portfolio securities of the Fund are maintained in the custody of the Custodian and may be entered in the Federal Reserve Book Entry System or the security depository system of The Depository Trust Company.

                             REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.


                              FINANCIAL STATEMENTS


The Fund's financial statements for the fiscal year ended October 31, 2000, including the Report of Independent Accountants, are included in the Fund's most recent Annual Report to Shareholders and are incorporated by reference into this SAI. The Annual Report may be obtained free of charge by calling 1-800-794-NOAH or by writing to the Fund at the address listed on the cover.

                       TAXES, DIVIDENDS AND CAPITAL GAINS

DISTRIBUTIONS OF NET INVESTMENT INCOME
The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS
The Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS
The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in October, November or December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY
The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS
To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES
Redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE
Any loss incurred on the redemption of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES
All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES
States grant tax-free status to dividends paid to shareholders from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.



                 ADDITIONAL PERFORMANCE INFORMATION FOR THE FUND


Total investment return is one recognized method of measuring mutual fund investment performance. The Fund may periodically advertise "average annual total return." The Fund's average annual total return is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified. This method of calculating total return is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; and (2) all recurring fees are included for applicable periods. Average annual total return, as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (I + T) n = ERV

Where:      P = a hypothetical $1,000 initial investment
            T = average annual total return
            n = number of years
            ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

The performance of the Fund may be compared with the S&P 500 Index, an unmanaged index of 500 industrial, transportation, utility, and financial companies, widely regarded as representative of the equity market in general, but which does not ordinarily include all companies in which the Fund may invest and the NASDAQ Composite Index, an unmanaged index of the price of all domestic companies' common stocks quoted on the NASDAQ system, which may include companies in which the Fund invests. Unlike the returns of the Fund, the returns of the indices do not include the effect of paying the brokerage and other transaction costs that investors normally incur when investing directly in the stocks in those indices. The Fund's performance reflects actual investment experience, net of all operating expenses, which are paid from the Fund's gross investment income.

From time to time, in reports and promotional literature the Fund's total return performance may be compared to: (1) the Dow Jones Industrial Average so that you may compare that Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (2) other groups of mutual funds tracked by: (A) Lipper Analytical Services, Inc.; Value Line Mutual Fund Survey, and Morningstar Mutual Funds, each of which is a widely-used independent research firm which ranks mutual funds by, among other things, overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as The Wall Street Journal, Investors Business Daily, New York Times, Money Magazine, and Barron's, which provide similar information; (3) indices of stocks comparable to those in which the Fund invests; (4) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; and (5) other government statistics such as GNP, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates.

In addition, the performance of the Fund may be compared to the Russell 2000 Index, the Wilshire 5000 Equity Index, and returns quoted by Ibbotson Associates. The Russell 2000 Index is a capitalization weighted index which measures total return (and includes in such calculation dividend income and price appreciation). The Russell 2000 is generally regarded as a measure of small capitalization performance. The Wilshire 5000 Equity Index is a broad measure of market performance and represents the total dollar value of all common stocks in the United States for which daily pricing information is available. This index is capitalization weighted and measures total return. The small company stock returns quoted by Ibbotson Associates are based upon the smallest quintile of the NYSE, as well as similar capitalization stocks on the American Stock Exchange and NASDAQ. This data base is also unmanaged and capitalization weighted.

The total returns for all indices used show the changes in prices for the stocks in each index. The performance data for the S&P 500 Index, the Russell 2000 Index, the Wilshire 5000 Equity Index and Ibbotson Associates also assumes reinvestment of all dividends paid by the stocks in each data base, while the NASDAQ Corporate Index does not assume the reinvestment of all dividends and capital gains. Tax consequences are not included in such illustration, nor are brokerage or other fees or expenses of investing reflected.


                               GENERAL INFORMATION

Total return for the Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

Total return of the NOAH FUND may be compared to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.




                              SHAREHOLDER MEETINGS

Shareholder meetings will not be held unless required by Federal or State law. However, the directors of The Noah Investment Group, Inc. will promptly call a meeting of shareholders for the purpose of acting upon questions of removal of a director or directors, when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.




                                 CODE OF ETHICS

The Fund, its investment advisor, sub-advisor, and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by the Fund, subject to certain general restrictions and procedures. The codes of ethics are on file with the Securities and Exchange Commission.

                                     PART C


Item 23.


Exhibit No.        Description of Exhibit
----------         ----------------------
(a)                Articles of Incorporation (See Note 1)
(b)                Bylaws (See Note 1)
(c)                Not Applicable.
(d)                Management Agreement with  Polestar management and
                   investment Sub-advisory  Agreement with Geewax,  Terker
                   (See Note 2).
(e)                Underwriting Agreement (See Note 5)
(f)                Not Applicable.
(g)                Form of Custody Agreement (See Note 2)
(h)                Administrative Service Agreement (See Note 2)
(h)(1)             Form of Administrative and Fund Accounting Service Agreement
                   (See Note 5)
(h)(2)             Form of Transfer Agency Agreement (See Note 5)
(i)                Opinion of Counsel as to the legality of the securities being registered, including their consent to the filing thereof
                   and as to the use of their names in the Prospectus (See
                   Note 2)
(j)                Consent of Sanville & Company, CPAs, Inc., independent
                   auditors (See Note 5)
(k)                Not Applicable.
(l)                Subscription Letter (See Note 2)
(m)                Distribution (12b-1) Plan(See Note 2)
(m)(1)             Distribution (12b-1) Plan(See Note 2)
(m)(2)             Distribution (12b-1) Plan(See Note 4)
(n)                Rule 18f-3 Plan (See Note 1)
(o)                Reserved
Other Exhibits     Not Applicable


Notes to Exhibits:

(1) Filed with the Securities and Exchange Commission as an Exhibit to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement (Reg. No. 033-69798 ) filed on April 16, 1996.

(2) Filed with the Securities and Exchange Commission as an Exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement (Reg. No. 033-69798 ) filed on December 31, 1997.

(3)   Included in Part B under Financial Statements.

(4) Filed with the Securities and Exchange Commission as an Exhibit to Pre-effective Amendment No. 2 to the Registrant's Registration Statement (Reg. No. 033-69798 ) filed on September 20, 1995.

(5)   Filed herewith.


Item 24.  Persons Controlled by or Under Common Control With Registrant
------------------------------------------------------------------------

See Caption "Principal Holders of Securities" in the Statement of Additional Information

Item 25.  Indemnification
-------------------------

(a) General. The Articles of Amendment and Restatement of Charter (the "Articles") of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of Shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of Shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit. The By-Laws of the Corporation provide that the Corporation shall indemnify any individual who is a present or former director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law.

(b) Disabling Conduct. The By-Laws provide that nothing therein shall be deemed to protect any director or officer against any liability to the Corporation or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

The By-Laws provide that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) Standard of Conduct. Under Maryland law, the Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. Maryland law requires that a director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The By-Laws provide that the Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. In accordance with the By-Laws, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance. The By-Laws provide that, to the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.


Item 26.  Business and Other Connections of Investment Adviser
---------------------------------------------------------------

Polestar Management Company serves as the investment adviser for the Registrant. The business and other connections of Polestar Management Company are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of Polestar Management Company as currently filed with the SEC (File No. 801-44955) which is incorporated by reference herein.


Item 27.  Principal Underwriter
-------------------------------

(a) AmeriMutual Funds Distributor, Inc. ("AFDI") serves as Distributor of shares of the Registrant. AFDI also serves as principal underwriter for other investment companies. AFDI is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the National Association of Securities Dealers. AFDI is located at 14747 California Street, Omaha, NE 68154. 85 (b) No director, officer or partner of AFDI holds a position or office with the Registrant. (c) Not applicable.


Item 28.  Location of Accounts and Records
------------------------------------------

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 975 Delchester Road, Newtown Square, PA 19073; the Fund's accounting and transfer agency records are maintained at Declaration Services Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428.


Item 29.  Management Services
-----------------------------

There are no management service contracts not described in Part A or Part B of Form N-1A.


Item 30.  Undertakings
----------------------

Not Applicable

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newtown Square, Commonwealth of Pennsylvania, on the 28th day of February 2001.




                                           THE NOAH INVESTMENT GROUP, INC.


                                           ------------------------------------
                                           By:  /s/ William L. Van Alen, Jr.
                                               President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


NAME                                  TITLE               DATE




/s/ William L. Van Alen, Jr.          Director      February 28, 2001
                                      President
                                      And Treasurer
---------------------------------
  WILLIAM L. VAN ALEN, JR.

/s/ Forrest H. Anthony                Director      February 28, 2001


---------------------------------
    FORREST H. ANTHONY


/s/ Martin V. Miller                  Director      February 28, 2001


---------------------------------
    MARTIN V. MILLER



/s/ Christina Jaumotte De Galavis     Director      February 28, 2001


---------------------------------
    CHRISTINA JAUMOTTE DE GALAVIS

/s/ Roger J. Knake                    Director      February 28, 2001


---------------------------------
    ROGER J. KNAKE

/s/ George R. Jensen, Jr.             Director      February 28, 2001


---------------------------------
    GEORGE R. JENSEN, JR.

/s/ Donald D. Kennedy                 Director      February 28, 2001


---------------------------------
    DONALD D. KENNEDY


The above persons signing as Directors are all of the members of the Company's Board of Directors.

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




      We consent to the use of our report, dated December 5, 2000, on the annual financial statements and financial highlights of The Noah Fund, a series of The Noah Investment Group, Inc., which is incorporated by reference to Annual Report in Part B in Post Effective Amendment No. 7 to the Registration Statement under the Securities Act of 1933 and Post Effective Amendment No. 9 under the Investment Company Act of 1940 and included in the Statement of Additional Information, as specified, and to the reference made to us under the caption "Independent Auditors" in the Statement of Additional Information.




Abington, Pennsylvania                             /s/ Sanville & Company
February 26, 2001                                  Certified Public Accountants

--------------------------------------------------------------------------------




                             UNDERWRITING AGREEMENT

                                     BETWEEN

                           NOAH INVESTMENT GROUP, INC.

                                       AND

                       AMERIMUTUAL FUNDS DISTRIBUTOR, INC.











                                [GRAPHIC OMITTED]






--------------------------------------------------------------------------------


                             UNDERWRITING AGREEMENT


AGREEMENT made as of this 1st day of April, 2000 by and between NOAH INVESTMENT GROUP, INC., (the "Company"), and AmeriMutual Funds Distributor, (the "Underwriter").

                                   BACKGROUND

WHEREAS, the Company is a diversified open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Company operates as a "series" Company and is authorized to issue an unlimited number of series of shares, each commonly known as a mutual Company; and

WHEREAS, the Company currently offers the following mutual funds:

      The Noah Company (the "Company"); and

WHEREAS, the Underwriter is a corporation experienced in providing distribution services to mutual funds and possesses facilities sufficient to provide such services; and

WHEREAS, the Company desires to avail itself of the experience, assistance and facilities of the Underwriter and to have the Underwriter perform for the Company certain services appropriate to the operations of the Company and the Underwriter is willing to furnish such services in accordance with the terms hereinafter set forth.

                                      TERMS

A: UNDERWRITING ACTIVITIES:

1. The Underwriter will receive orders from purchasers for, and the Company will sell, issue and deliver from time to time to such purchasers, shares of the Fund remaining un-issued as from time to time shall be effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), at prices determined as hereinafter provided and on the terms hereinafter set forth, all subject to applicable Federal and State laws and regulations and to the charter of the Company.

2. The Underwriter shall present all orders received by it for shares of the Fund to the Company by telegraphic or written purchase orders and each such order shall be subject to the acceptance or rejection by the Company in its sole discretion.

   2.1 Notwithstanding any other provision hereof, whenever in the judgment of the Company such action is warranted by market, economic or political conditions or by abnormal circumstances of any kind, the Company may suspend the offer of Shares in effect and may, without liability under any provision of this Agreement, decline to accept or confirm any orders or make any sales of shares or capital stock under this Agreement until such time as the Company shall deem it advisable to resume the offering of such shares, provided that as soon as practicable after the taking of any such action, a special meeting of the Board of Directors of the Company shall be called to be held as soon as practicable thereafter to determine whether or not such action shall then continue to be effective, and the period during, or the circumstance under, which such action shall continue or cease to be effective. During any period during which the offer of shares shall be suspended or the Company shall decline to accept or confirm any such orders or make any such sales, the Company shall be under no obligation to confirm or accept any such orders or make any such sale at any price.

   2.2 The Company will use its best efforts to keep such number of shares of the Fund effectively registered for sale under the 33 Act as the Underwriter shall reasonably request and/or as the Securities and Exchange Commission (the "SEC") shall permit to be so registered.

3. Sales by the Underwriter shall be made as agent for the Company and all such sales shall be made to or through qualified dealers or others in conformity with the provisions of this Agreement and the Company's then effective registration statement under the 1933 Act, (and related prospectus), as the Underwriter may determine from time to time.

4. All shares of the Fund offered for sale or sold by the Underwriter shall be so offered or sold at a price per share (the "Offering Price") not less than the net asset value per share (determined as authorized from time to time by the Board of Directors of the Company pursuant to its charter).

   4.1 For the purpose of determining the Offering Price, the net asset value of ny such shares shall be so determined in accordance with the then current offering prospectus. The Company, or its authorized agent, will promptly furnish to the Underwriter a statement of the Offering Price as often as such net asset value is determined and such statement shall, at the request of the Underwriter, show the basis of computation of the Offering Price.

   4.2 Orders presented by the Underwriter for shares, if accepted by the Company, shall be accepted and confirmed by the Company or its duly authorized agent at the Offering Price in effect at the time of its receipt of such order at its principal office.

   4.3 The Underwriter will not in any event (a) offer for sale or sell shares of the Fund in excess of the number then effectively registered under the 33 Act, and available for sale, or (b) offer for sale or sell any Shares in violation of any applicable Federal or State law, rule or regulation.

5. The Company will execute any and all documents and furnish any and all information which may be reasonably necessary in connection with the qualification of its shares of the Fund in such states as the Underwriter may reasonably request (it being understood that the Company shall not be required without its consent to qualify to do business in any jurisdiction or to comply with any requirement which, in its opinion, is unduly burdensome). The Underwriter, at its own expense, will effect all qualifications as dealer or broker.

6. The Company will furnish to the Underwriter from time to time such information with respect to its Shares as the Underwriter may reasonably request for use in connection with the sale of shares. The Underwriter will not use or distribute, nor will the Underwriter authorize the use, distribution or dissemination by its dealers or others in connection with such sale of any literature, advertising or selling aids in any form or through any medium, written or oral, without prior written specific approval thereof by the Company.

7. Nothing herein contained shall limit the right of the Company, in its absolute discretion, to issue or sell shares of its capital stock for such other considerations (whether in connection with the acquisition of assets or shares or securities of another corporation or entity or with the merger or consolidation of any other corporation into or with the Company, or otherwise) as and to the extent permitted by its charter and any applicable laws, or to issue or sell any such shares directly to the shareholders of the Company, upon such terms and conditions and for such consideration, if any, as may be determined by the Board of Directors, whether pursuant to the distribution of subscription or purchase rights to such holders or by way of dividends or otherwise.

8. At the request of the Company, the Underwriter agrees to act as agent for the Company for the repurchase or redemption of shares of the Company at such prices as the Company from time to time shall prescribe.

9. In selling or reacquiring shares, the Underwriter agrees to conform to the requirements of all state and Federal laws relating to such sale or reacquisition, as the case may be, and will indemnify and hold the Company harmless from any damage or expense on account of any wrongful act by the Underwriter or any employee, representative or agent of the Underwriter. The Underwriter will observe and be bound by all the provisions of the charter of the Company and any fundamental policies adopted by the Fund pursuant to the Investment Company Act of 1940, as amended (the "40 Act"), notice of which has been given to the Underwriter.

10.Neither the Underwriter, any dealer nor any other person is authorized by the Company to give any information or to make any representation other than those contained (a) in the latest effective registration statement (and related prospectus) filed with the SEC under the 33 Act as such registration statement (and prospectus) may be amended from time to time, or (b) in any statement expressly authorized by the Company for use in connection with any sale or reacquisition of capital stock for the account of the Fund.

B. COMPENSATION AND OTHER:

1. In consideration of the agreements on the part of the Underwriter herein contained, the Underwriter shall receive payment in the amount of $10,000 per Fund/class of shares or, 1 basis point of the combined average net assets of the Fund/Company, whichever is greater, per annum billed monthly, plus reimbursement of all reasonable out-of-pocket expenses incurred at the request of the Company in fulfillment of its responsibilities in this Agreement.

2. This Agreement shall continue in effect until such time as there remains no unsold shares of the Fund effectively registered under the 33 Act; provided, however, that (a) this Agreement shall continue in effect for a period more than two years from the date hereof only so long as such continuance is specifically approved at least annually by the Board of Directors or a majority of the outstanding voting securities of the Fund, and (b) by majority vote of the "disinterested" Directors of the Company, as that term is defined in the 40 Act. Either party hereto may terminate this Agreement on any date by giving the other party at least sixty (60) days prior written notice of such termination specifying the date fixed therefor.

   2.1 This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

3. Any notice under this Agreement shall be in writing addressed and delivered by mail, postage prepaid, to the party to whom addressed at the address given below, or at such other address as such party shall theretofore have designated (by notice given to the other party as herein provided) in writing for the receipt of such notice:

TO THE COMPANY:                           TO THE UNDERWRITER:
Mr. William L. Van Alen                   Mr. Michael Miola
Chairman                                  Vice President
The Noah Investment Group, Inc.           AmeriMutual Funds Distributor, Inc.
975 Delchester Road                       c/o American Data Services, Inc.
P.O. Box 727                              150 Motor Parkway
Edgemont, PA 19028-0727                   Hauppauge, New York 11788

IN WITNESS WHEREOF, the Company and the Underwriter have each caused this Agreement to be executed on its behalf by an officer thereunto duly authorized on the day and year first above written.

Noah Investment Group, Inc.               AmeriMutual Funds Distributor, Inc.




By: ________________________________           By:_____________________________
    William L. Van Alen, Chairman                 Michael Miola, Vice President

--------------------------------------------------------------------------------






                           ADMINISTRATION & ACCOUNTING
                                SERVICE AGREEMENT

                                     BETWEEN


                                       AND

                          AMERICAN DATA SERVICES, INC.


















                                [GRAPHIC OMITTED]





-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      INDEX
--------------------------------------------------------------------------------



1.  APPOINTMENT AND DELIVERY OF DOCUMENTS..............................3


2.  DUTIES OF ADS......................................................4

    ADMINISTRATION.....................................................4
    FUND ACCOUNTING....................................................8

3.  COMPENSATION OF ADS................................................9


4.  EXPENSES ASSUMED AS ADMINISTRATOR..................................9


5.  RESPONSIBILITY AND INDEMNIFICATION................................10


6.  REPORTS...........................................................12


7.  ADDITIONAL FUNDS AND CLASSES......................................12


8.  ACTIVITIES OF ADS.................................................12


9.  RECORDS...........................................................13


10. CONFIDENTIALITY...................................................13


11. EFFECTIVENESS, DURATION, AND TERMINATION..........................14


12. ASSIGNMENT........................................................15


13. FORCE MAJEURE.....................................................15


14. SERVICE DAYS......................................................15


15. LIMITATION OF SHAREHOLDER AND CORPORATION LIABILITY...............16


16. NOTICES...........................................................16


17. MISCELLANEOUS.....................................................16


SCHEDULE A...........................................................189

(A) ADMINISTRATIVE SERVICE FEE:......................................189
(B) EXPENSES..........................................................20
(C) STATE REGISTRATION (BLUE SKY) FEES:...............................20
(D) SPECIAL REPORTS...................................................20

SCHEDULE B............................................................22

                              [NAME OF CORPORATION]
                   ADMINISTRATION & ACCOUNTING SERVICE AGREEMENT


      AGREEMENT made this ______ day of _________, [year], by and between [Name of Corporation], a [State of Incorporation] Corporation, having its principal office and place of business at [location of ppb] (the "Corporation"), and American Data Services, Inc., a New York corporation having its principal office and place of business at the Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788 ("ADS").

      WHEREAS, the Corporation is an open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Corporation is authorized to issue shares ("Shares") in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and is authorized to divide those series into separate classes; and

      WHEREAS, the Corporation offers shares in the series as listed in Schedule B hereto (each such series, together with all other series subsequently established by the Corporation and made subject to this Agreement in accordance with Section 7, being herein referred to as a "Fund," and collectively as the "Funds") and the Corporation offers shares of the classes of each Fund as listed in Appendix A hereto (each such class together with all other classes subsequently established by the Corporation in a Fund being herein referred to as a "Class," and collectively as the "Classes"); and

      WHEREAS, the Corporation desires that ADS perform certain administrative and accounting services for each Fund and Class thereof and ADS is willing to provide those services on the terms and conditions set forth in this Agreement;

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Corporation and ADS hereby agree as follows:


1.   APPOINTMENT AND DELIVERY OF DOCUMENTS

     (a) The Corporation hereby appoints ADS, and ADS hereby agrees, to act as administrator of the Corporation for the period and on the terms set forth in this Agreement.

     (b) In connection therewith, the Corporation has delivered to ADS copies of

          (i) the Corporation's Articles of Incorporation and Bylaws (collectively, as amended from time to time, "Organic Documents"),

          (ii) the Corporation's Registration Statement on Form N-1A and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"),

          (iii) the Corporation's notification of registration under the 1940 Act on Form N-8A as filed with the SEC;

          (iv) the Corporation's current Prospectus and Statement of Additional Information for each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"),

          (v) each current plan of distribution or similar document adopted by the Corporation under Rule 12b-1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document adopted by the Corporation ("Service Plan"), and

          (vi) all procedures adopted by the Corporation with respect to the Funds (e.g., procedures relating to rule 17a-7 transactions, repurchase agreements, etc.), and shall promptly furnish ADS with all amendments of or supplements to the foregoing. The Corporation shall deliver to ADS a certified copy of the resolution of the Board of Directors of the Corporation (the "Board") appointing ADS and authorizing the execution and delivery of this Agreement.


2.   DUTIES OF ADS.


                                 ADMINISTRATION

     (a) Subject to the direction and control of the Board, ADS shall manage all aspects of the Corporation's operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Corporation, all in such manner and to such extent as may be authorized by the Board.

     (b) ADS shall provide persons suitable to the Board to serve as officers of the Corporation;

     (c) ADS will provide the Fund with the adequate general office space, communication facilities and personnel to perform the services for the Fund described in this Section 2.

     (d) oversee the performance of administrative and professional services rendered to the Corporation by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds, including:

          (i) the preparation and maintenance by the Corporation's custodian, transfer agent, dividend disbursing agent and fund accountant in such form, for such periods and in such locations as may be required by applicable United States law, of all documents and records relating to the operation of the Corporation required to be prepared or maintained by the Corporation or its agents pursuant to applicable law;

          (ii) the reconciliation of account information and balances among the Corporation's custodian, transfer agent, dividend disbursing agent and fund accountant;

          (iii) the transmission of purchase and redemption orders for Shares;
               and

          (iv) the performance of fund accounting, including the calculation of the net asset value of the Shares;

     (e) assist each Fund's investment adviser in monitoring Fund holdings for compliance with Prospectus investment restrictions and assist in preparation of periodic compliance reports, as applicable;

     (f) Prepare and coordinate the printing of semi-annual and annual financial statements;

     (g) Prepare selected management reports for performance and compliance analyses agreed upon by the Fund and Administrator from time to time;

     (h) advise the Corporation and the Board on matters concerning the Corporation and its affairs;

     (i) with the cooperation of the counsel to the Corporation, the investment advisers, officers of the Corporation and other relevant parties, prepare and disseminate materials for meetings of the Board, including agendas and selected financial information as agreed upon by the Fund and ADS from time to time; attend and participate in Board meetings to the extent requested by the Board; and prepare or cause to be prepared minutes of the meetings of the Board;

     (j) Determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements, to be reviewed by the Fund's independent public accountants;

     (k) Prepare the Fund's federal, state, and local tax returns to be reviewed by the Fund's independent public accountants;

     (l) Prepare and maintain the Fund's operating expense budget to determine proper expense accruals to be charged to the Fund in order to calculate it's daily net asset value;

     (m) in consultation with counsel for the Corporation, assist in and oversee the preparation, filing, printing and where applicable, dissemination to shareholders of the following:

          (i)  amendments to the Corporation's Registration Statement on Form
               N-1A;

          (ii) periodic reports to the Funds' shareholders and the Commission, including but not limited to annual reports and semi-annual reports;

          (iii) notices pursuant to Rule 24f-2;

          (iv) proxy materials; and

          (v)  reports to the SEC on Form N-SAR.

     (n)  coordinate the Fund's annual or SEC audit by:

          (i) assisting the Fund's independent auditors, or, upon approval of the Fund, any regulatory body, in any requested review of the Fund's accounts and records;

          (ii) providing appropriate financial schedules (as requested by the Fund's independent public accountants or SEC examiners); and,

          (iii) providing office facilities as may be required.

     (o) after consultation with counsel for the Corporation and the investment adviser, determine the jurisdictions in which Shares of the Fund shall be registered or qualified for sale; register, or prepare applicable filings with respect to, the Shares with the various state and other securities commissions, provided that all fees for the registration of Shares or for qualifying or continuing the qualification of the Funds shall be paid by the Fund.

     (p) monitor sales of Shares, ensure that the Shares are properly and duly registered with the SEC;

     (q) oversee the calculation of performance data for dissemination to information services covering the investment company industry, for sales literature of the Corporation and other appropriate purposes;

     (r) prepare, or cause to be prepared, expense and financial reports, including Fund budgets, expense reports, pro-forma financial statements, expense and profit/loss projections and fee waiver/expense reimbursement projections on a periodic basis;

     (s) authorize the payment of Corporation expenses and pay, from Corporation assets, all bills of the Corporation;

     (t) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies;

     (u) assist the Corporation in the selection of other service providers, such as independent accountants, law firms and proxy solicitors; and perform such other recordkeeping, reporting and other tasks as may be specified from time to time in the procedures adopted by the Board; provided, that ADS need not begin performing any such task except upon 65 days' notice and pursuant to mutually acceptable compensation agreements.

     (v) ADS shall provide such other services and assistance relating to the affairs of the Corporation as the Corporation may, from time to time, reasonably request pursuant to mutually acceptable compensation agreements.

     (w) Except with respect to ADS's duties as set forth in this Section 2 and except as otherwise specifically provided herein, the Corporation assumes all responsibility for ensuring that the Corporation complies with all applicable requirements of the Securities Act, the 1940 Act and any laws, rules and regulations of governmental authorities with jurisdiction over the Corporation. All references to any law in this Agreement shall be deemed to include reference to the applicable rules and regulations promulgated under authority of the law and all official interpretations of such law or rules or regulations.

     (x) In order for ADS to perform the services required by this Section 2, the Corporation (i) shall cause all service providers to the Corporation to furnish any and all information to ADS, and assist ADS as may be required and (ii) shall ensure that ADS has access to all records and documents maintained by the Corporation or any service provider to the Corporation.

ADS shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.


                                 FUND ACCOUNTING

I. Services. ADS may from time to time adopt procedures, or modify its procedures, to implement the terms of this Section. With respect to each Fund, ADS shall perform the following services:

     (a) Timely calculate the net asset value per share with the frequency prescribed in each Fund's then-current Prospectus and transmit the Fund's net asset value to NASDAQ, and communicate such net asset value to the Corporation and its transfer agent;

     (b) Calculate each item of income, expense, deduction, credit, gain and loss, if any, as required by the Corporation and in conformance with generally accepted accounting practice ("GAAP"), the SEC's Regulation S-X (or any successor regulation) and the Internal Revenue Code of 1986, as amended (or any successor laws)(the "Code");

     (c) ADS shall prepare and maintain on behalf of the Corporation the following books and records of each Fund, and each Class thereof, pursuant to Rule 31a-1 under the 1940 Act, as such rule or any successor rule may be amended from time to time ("Rule 31a-1"), that are applicable to the fulfillment of ADS's duties hereunder, as well as any other documents necessary or advisable for compliance with applicable regulations as may be mutually agreed to between the Corporation and ADS. Without limiting the generality of the foregoing, ADS will prepare and maintain the following records upon receipt of information in proper form from the Fund or its authorized agents:

          o Cash receipts journal
          o Cash disbursements journal
          o Dividend record
          o Purchase and sales - portfolio securities journals
          o Subscription and redemption journals
          o Security ledgers
          o Broker ledger
          o General ledger
          o Daily expense accruals
          o Daily income accruals
          o Securities and monies borrowed or loaned and collateral therefore
          o Foreign currency journals
          o Trial balances

     (d) Make such adjustments over such periods as the Corporation's administrator deems necessary, and communicates to ADS in writing, to reflect over-accruals or under-accruals of estimated expenses or income;

     (e) Provide the Corporation and its investment adviser with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time.

     (f) Provide all raw data available from its mutual fund accounting system for management's or the administrators preparation of the following:

              1. Semi-annual financial statements;
              2. Semi-annual form N-SAR;
              3. Annual tax returns;
              4. Financial data necessary to update form N-1a;
              5. Annual proxy statement.

     (g) Provide facilities to accommodate annual audit by the Corporation's independent accountants and, upon approval of the Corporation, any audits or examinations conducted by the Securities and Exchange Commission or any other governmental or quasi-governmental entities with jurisdiction.

     (h) Transmit to and receive from each Fund's transfer agent appropriate data to on a daily basis and daily reconcile Shares outstanding and other data with the transfer agent;

     (i) Periodically reconcile all appropriate data with each Fund's custodian;

     (j) Perform such other recordkeeping, reporting and other tasks as may be specified from time to time in the procedures adopted by the Board; provided, that ADS need not begin performing any such task except upon 65 days' notice and pursuant to mutually acceptable compensation agreements.

3.   COMPENSATION OF ADS.

     In consideration of the services to be performed by ADS as set forth herein for each portfolio listed in Schedule B, ADS shall be entitled to receive compensation and reimbursement for all reasonable out-of-pocket expenses. The Fund agrees to pay ADS the fees and reimbursement of out-of-pocket expenses as set forth in the fee schedule attached hereto as Schedule A.


4.   EXPENSES ASSUMED AS ADMINISTRATOR.

     Except as specifically stated in this Agreement, ADS shall pay all expenses incurred by it in performing its services and duties as Administrator. The Corporation will bear all other expenses to be incurred in the operation of the Funds (other than those borne by the Adviser) including taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, partners, employees or holders of five percent or more of the outstanding voting securities of the Adviser or ADS or any of their affiliates, Securities and Exchange Commission fees and state blue sky registration or qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, payments under the Plans, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to shareholder services, including without limitation telephone and personnel expenses, costs of preparing and printing Prospectuses for regulatory purposes, costs of shareholders' reports and Corporation meetings and any extraordinary expenses.


5.   RESPONSIBILITY AND INDEMNIFICATION.

     (a) ADS shall be held to the exercise of reasonable care in carrying out the provisions of the Agreement, but shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence, bad faith, willful misconduct or reckless disregard of its duties hereunder. It shall be entitled to rely upon and may act upon the accounting records and reports generated by the Fund, advice of the Fund, or of counsel for the Fund and upon statements of the Fund's independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports or advice, provided that such action is not, to the knowledge of ADS, in violation of applicable federal or state laws or regulations, and provided further that such action is taken without negligence, bad faith, willful misconduct or reckless disregard of its duties.

     (b) ADS shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any act or omission by ADS in the performance of its duties hereunder except as hereinafter set forth. Nothing herein contained shall be construed to protect the Administrator against any liability to the Fund or its security holders to which ADS shall otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties on behalf of the Fund, reckless disregard of ADS's obligations and duties under this Agreement or the willful violation of any applicable law.

     (c) Except as may otherwise be provided by applicable law, neither ADS nor its stockholders, officers, directors, employees or agents shall be subject to, and the Fund shall indemnify and hold such persons harmless from and against, any liability for and any damages, expenses or losses incurred by reason of the inaccuracy of information furnished to ADS by the Fund or its authorized agents or in connection with any error in judgment or mistake of law or any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or negligence in the performance of its duties, by reason of reckless disregard of ADS's obligations and duties under this Agreement or the willful violation of any applicable law.

     (d) Errors of Others. ADS shall not be liable for the errors of other service providers to the Corporation, including the errors of pricing services (other than to pursue all reasonable claims against the pricing service based on the pricing services' standard contracts entered into by ADS) and errors in information provided by an investment adviser (including prices and pricing formulas and the untimely transmission of trade information), custodian or transfer agent to the Corporation.

     (e) NAV Errors. With respect to Funds which do not value their assets in accordance with Rule 2a-7 under the 1940 Act, notwithstanding anything to the contrary in this Agreement, ADS shall not be liable to the Corporation or any shareholder of the Corporation for (i) any loss to the Corporation if an NAV Difference for which ADS would otherwise be liable under this Agreement is less than or equal to 0.001 (1/10 of 1%) or if the aggregate dollar amount of the loss to the Corporation is less than 0.005 (1/2 of 1%) of the net assets of the Fund or (ii) any loss to a shareholder of the Corporation if the NAV Difference for which ADS would otherwise be liable under this Agreement is less than or equal to 0.005 (1/2 of 1%) or if the loss in the shareholder's account with the Corporation is less than or equal to $25. Any loss for which ADS is determined to be liable hereunder shall be reduced by the amount of gain which inures to shareholders, whether to be collected by the Corporation or not.

     (f) Definition of "NAV Difference." For purposes of this Agreement, (i) the NAV Difference shall mean the difference between the NAV at which a shareholder purchase or redemption should have been effected ("Recalculated NAV") and the NAV at which the purchase or redemption is effected, divided by the Recalculated NAV, (ii) NAV Differences and any ADS liability therefrom are to be calculated each time a Fund's (or class's) NAV is calculated, (iii) in calculating any NAV Difference for which ADS would otherwise be liable under this Agreement for a particular NAV error, Fund losses and gains shall be netted and (iv) in calculating any NAV Difference for which ADS would otherwise be liable under this Agreement for a particular NAV error that continues for a period covering more than one NAV determination, Fund losses and gains for the period shall be netted.

6.   REPORTS.

     (a) The Fund shall provide to ADS on a quarterly basis a report of a duly authorized officer of the Fund representing that all information furnished to ADS during the preceding quarter was true, complete and correct to the best of its knowledge. ADS shall not be responsible for the accuracy of any information furnished to it by the Fund, and the Fund shall hold ADS harmless in regard to any liability incurred by reason of the inaccuracy of such information.

     (b) ADS shall provide to the Board of Directors of the Fund, on a quarterly basis, a report, in such a form as ADS and the Fund shall from time to time agree, representing that, to its knowledge, the Fund was in compliance with all requirements of applicable federal and state law, including without limitation, the rules and regulations of the Securities and Exchange Commission and the Internal Revenue Service, or specifying any instances in which the Fund was not so in compliance. Whenever, in the course of performing its duties under this Agreement, ADS determines, on the basis of information supplied to ADS by the Fund, that a violation of applicable law has occurred, or that, to its knowledge, a possible violation of applicable law may have occurred or, with the passage of time, could occur, ADS shall promptly notify the Fund and its counsel of such violation.


7.   ADDITIONAL FUNDS AND CLASSES

     In the event that the Corporation establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of Shares or classes of Shares, as the case may be, shall become Funds and Classes under this Agreement. ADS or the Corporation may elect not to make any such series or classes subject to this Agreement.


8.   ACTIVITIES OF ADS.

     (a) ADS shall be free to render similar services to others so long as its services hereinunder are not impaired thereby.

     (b) ADS may subcontract any or all of its responsibilities pursuant to this Agreement to one or more corporations, trusts, firms, individuals or associations, which may be affiliated persons of ADS, who agree to comply with the terms of this Agreement; provided, that any such subcontracting shall not relieve ADS of its responsibilities hereunder. ADS may pay those persons for their services, but no such payment will increase ADS's compensation from the Corporation.

9.   RECORDS.

Maintenance of and Access to Records. ADS shall maintain records relating to its services, such as journals, ledger accounts and other records, as are required to be maintained under the 1940 Act and Rule 31a-1 thereunder. The books and records pertaining to the Corporation that are in possession of ADS shall be the property of the Corporation. The Corporation, or the Corporation's authorized representatives, shall have access to such books and records at all times during ADS's normal business hours. Upon the reasonable request of the Corporation, copies of any such books and records shall be provided promptly by ADS to the Corporation or the Corporation's authorized representatives. In the event the Corporation designates a successor that assumes any of ADS's obligations hereunder, ADS shall, at the expense and direction of the Corporation, transfer to such successor all relevant books, records and other data established or maintained by ADS under this Agreement.

Inspection of Records. In case of any requests or demands for the inspection of the records of the Corporation maintained by ADS, ADS will endeavor to notify the Corporation and to secure instructions from an authorized officer of the Corporation as to such inspection. ADS shall abide by the Corporation's instructions for granting or denying the inspection; provided, however, that ADS may grant the inspection without instructions if ADS is advised by counsel to ADS that failure to do so will result in liability to ADS.




10.  CONFIDENTIALITY.

     ADS agrees to treat all records and other information related to the Corporation as proprietary information of the Corporation and, on behalf of itself and its employees, to keep confidential all such information, except that ADS may

     (a) prepare or assist in the preparation of periodic reports to shareholders and regulatory bodies such as the SEC;

     (b) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information regarding investment companies; and

     (c) release such other information as approved in writing by the Corporation, which approval shall not be unreasonably withheld and may not be withheld where ADS may be exposed to civil or criminal contempt proceedings for failure to release the information, when requested to divulge such information by duly constituted authorities or when so requested by the Corporation.



11.  EFFECTIVENESS, DURATION, AND TERMINATION

     (a)  This Agreement shall become effective on the date first above written.

     (b) This Agreement shall remain in effect for a period of three (3) years from the date of its effectiveness and shall continue in effect for successive twelve-month periods; provided that such continuance is specifically approved at least annually by the Board and by a majority of the Directors who are not parties to this Agreement or interested persons of any such party.

     (c) In the event of a material breach of this Agreement by either party, the non-breaching part shall notify the breaching party in writing of such breach and upon receipt of such notice, the breaching party shall by 45 days to remedy the breach. If said breach is not remedied to the reasonable satisfaction of the non-breaching party, the non-breaching party may thereafter terminate this Agreement immediately.

          If after such termination for so long as ADS, with the written consent of the Corporation, in fact continues to perform any one or more of the services contemplated by this Agreement or any schedule or exhibit hereto, the provisions of this Agreement, including without limitation, the provisions dealing with indemnification, shall continue in full force and effect.

          Compensation due ADS and unpaid by the Corporation upon such termination shall be immediately due and payable upon, and notwithstanding, such termination.

     (d) If at any time during the initial or any subsequent term of this Agreement, ADS is replaced as transfer agent for any reason other than for a material breach of this Agreement which ADS does not cure within a reasonable time, or the Fund is merged into or sells all (or substantially all) of its assets to another fund or family of funds for which ADS does not serve as transfer agent, then the Fund shall, immediately upon demand by ADS, make a one time cash payment equal to the net present value of the revenues ADS would have earned during the remainder of the initial or subsequent term of the Agreement, as the case may be, at the fee rate in effect at the time of such event (including any applicable minimum).

          For purposes of this paragraph, the asset figured used to calculate the fee due ADS hereunder shall be the highest monthly average assets of the Fund at any time during the 12 months immediately preceding the termination of ADS (or the merger or sale of assets) of the Fund.

          If the Corporation terminates this Agreement ADS shall be entitled to collect from the Corporation, in addition to the compensation described under Section 11 hereof, the amount of all of ADS's reasonable cash disbursements for services in connection with ADS's' activities in effecting such termination, including without limitation, the delivery to the Corporation and/or its designees of the Corporation's property, records, instruments and documents, or any copies thereof. Subsequent to such termination, for a reasonable fee, ADS will provide the Corporation with reasonable access to all Corporation documents or records, if any, remaining in its possession. Should the Fund exercise its right to terminate, all out-of-pocket expenses associated with the movement of records and material will be borne by the Fund. Additionally, ADS reserves the right to charge for any other reasonable costs and expenses associated with such termination.

     (e) The obligations of Sections 3, 5 and 10 shall survive any termination of this Agreement


12.  ASSIGNMENT.

     This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the prior written consent of ADS.


13.  FORCE MAJEURE

ADS shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.


14.  SERVICE DAYS

Nothing contained in this Agreement is intended to or shall require ADS, in any capacity under this Agreement, to perform any functions or duties on any day other than a business day of the Corporation or of a Fund. Functions or duties normally scheduled to be performed on any day which is not a business day of the Corporation or of a Fund shall be performed on, and as of, the next business day, unless otherwise required by law.

15.  LIMITATION OF SHAREHOLDER AND DIRECTOR LIABILITY

     The Directors of the Corporation and the shareholders of each Fund shall not be liable for any obligations of the Corporation or of the Funds under this Agreement, and ADS agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Corporation or the Fund to which ADS's rights or claims relate in settlement of such rights or claims, and not to the Directors of the Corporation or the shareholders of the Funds.

16.  NOTICES.

     All notices and other communications hereunder shall be in writing, shall be deemed to have been given when delivered in person or by certified mail, return receipt requested, and shall be given to the following addresses (or such other addresses as to which notice is given):



   TO THE CORPORATION:                       TO ADS:

   [Name]                                    Michael Miola
   [Title]                                   President
   [Name of Corporation]                     American Data Services, Inc.
   [Street]                                  150 Motor Parkway, Suite 109
   [City, State, Zip]                        Hauppauge, NY  11788



17.  MISCELLANEOUS

     (a) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (b)  Except for Appendix A, to add new Funds and Classes in accordance with
          Section 7, no provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto.

     (c) The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of New York or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) The parties may execute this Agreement on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Corporation are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

     (i) No affiliated person, employee, agent, director, officer or manager of ADS shall be liable at law or in equity for ADS's obligations under this Agreement.

     (j) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.






IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized persons, as of the day and year first above written.

[Name of Corporation]                  AMERICAN DATA SERVICES, INC.

By:  _________________________         By:  ___________________________
     [Name], [Title]                        Michael Miola, President











                             [NAME OF CORPORATION]
                        ADMINISTRATION SERVICES AGREEMENT

                                   SCHEDULE A
                                FEES AND CHARGES



(A)  ADMINISTRATIVE SERVICE FEE:

     For the services rendered by ADS in its capacity as administrator, as specified in Paragraph 1. DUTIES OF ADS., the Fund shall pay ADS within ten (10) days after receipt of an invoice from ADS at the beginning of each month, a fee equal to the greater of:

        CALCULATED FEE WILL BE BASED UPON PRIOR MONTH AVERAGE NET ASSETS:
                          (No prorating partial months)

NOTE: The following administrative service fees are per portfolio serviced plus out-of-pocket expenses.

MINIMUM FEE:

Under $5 million...............................$ 3,000
From $5 million to $10 Million.................  3,500
From $10 million to $20 million................  4,000
From $20 million on............................  4,500

OR,

NET ASSET CHARGE:

o First $75 Million of average monthly net assets of Fund 1/12th of 0.15% (15 basis points), plus

o Next $75 Million of average monthly net assets of Fund 1/12th of 0.10% (10 basis points), plus

o Over $150 Million of average monthly net assets of Fund 1/12th of 0.07% (7 basis points).








(B)  EXPENSES.

     The Fund shall reimburse ADS for any out-of-pocket expenses , exclusive of salaries, advanced by ADS in connection with but not limited to the printing or filing of documents for the Fund, travel, daily quotation fees (currently $0.10 for equity & $0.58 for debt positions), capital change information, telephone toll charges, facsimile transmissions, supplies (related to fund records), record storage, postage and courier charges, pro-rata portion of SAS 70 review, and NASDAQ insertion fee ($22 per month).incurred in connection with the performance of its duties hereunder. ADS shall provide the Fund with a monthly invoice of such expenses and the Fund shall reimburse ADS within fifteen (15) days after receipt thereof.



(C)  STATE REGISTRATION (BLUE SKY) FEES:

     The fees enumerated in paragraph (a) above do not include the initial state registration, renewal and maintenance of registrations (as detailed in Paragraph 1(l) DUTIES OF ADS). Each state registration requested will be subject to the following fees:

               Initial registration ............... $295.00
               Registration renewal ............... $150.00
               Sales reports (if required) ........ $ 25.00


(D)  SPECIAL REPORTS.

     All reports and /or analyses requested by the Fund, its auditors, legal counsel, portfolio manager, or any regulatory agency having jurisdiction over the Fund, that are not in the normal course of fund administrative activities as specified in Section 2 of this Agreement shall be subject to an additional charge, agreed upon in advance, based upon the following rates:

               Labor:
               General Counsel - $300.00/hr.
               Senior staff - $150.00/hr.
               Junior staff - $75.00/hr.
               Computer time - $45.00/hr.




                              [NAME OF CORPORATION]
                        ADMINISTRATION SERVICES AGREEMENT

                                   SCHEDULE B
               FUNDS AND CLASSES TO BE SERVICED UNDER THIS AGREEMENT

--------------------------------------------------------------------------------










                            TRANSFER AGENCY AGREEMENT

                                     BETWEEN


                                       AND

                          AMERICAN DATA SERVICES, INC.


















                                [GRAPHIC OMITTED]





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      INDEX
--------------------------------------------------------------------------------




1.   APPOINTMENT; DELIVERY OF DOCUMENTS................................3


2.   DUTIES OF ADS.....................................................4


3.   RECORDKEEPING.....................................................7


4.   ISSUANCE AND TRANSFER OF SHARES...................................8


5.   SHARE CERTIFICATES................................................9


6.   SHARE PURCHASES; ELIGIBILITY TO RECEIVE DISTRIBUTIONS............10


7.   FEES AND EXPENSES................................................10


8.   REPRESENTATIONS AND WARRANTIES...................................11


9.   INDEMNIFICATION..................................................12


10.  PROPRIETARY INFORMATION..........................................14


11.  EFFECTIVENESS, DURATION, AND TERMINATION.........................15


12.  ADDITIONAL FUNDS AND CLASSES.....................................16


13.  ASSIGNMENT.......................................................16


14.  TAXES............................................................16


15.  MISCELLANEOUS....................................................16


SCHEDULE A.............................................................1

(A)  ACCOUNT MAINTENANCE CHARGE:.......................................1
(B)  TRANSACTION FEES:.................................................1
(C)  24 HOUR AUTOMATED VOICE RESPONSE:.................................2
(D)  FUND/SERV.........................................................2
(E)  INTERNET ACCESS:..................................................2
(F)  IRA PLAN FEES:....................................................2
(G)  EXPENSES:.........................................................3
(H)  SPECIAL REPORTS:..................................................3


SCHEDULE B.............................................................1

                              [NAME OF CORPORATION]
                            TRANSFER AGENCY AGREEMENT

     AGREEMENT made this ______ day of _________, [year], by and between [Name of Corporation], a [State of Incorporation] Corporation , having its principal office and place of business at [location of ppb] (the "Corporation"), and American Data Services, Inc., a New York corporation having its principal office and place of business at the Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788 ("ADS").

     WHEREAS, the Corporation is an open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Corporation is authorized to issue shares ("Shares") in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and is authorized to divide those series into separate classes; and

     WHEREAS, the Corporation offers shares in the series as listed in Appendix A hereto (each such series, together with all other series subsequently established by the Corporation and made subject to this Agreement in accordance with Section 13, being herein referred to as a "Fund," and collectively as the "Funds") and the Corporation offers shares of the classes of each Fund as listed in Appendix A hereto (each such class together with all other classes subsequently established by the Corporation in a Fund being herein referred to as a "Class," and collectively as the "Classes"); and

     WHEREAS, the Corporation desires to appoint ADS as its transfer agent and dividend disbursing agent for each Fund and Class thereof and ADS desires to accept such appointment on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Corporation and ADS hereby agree as follows:

1.   APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) Appointment. The Corporation, on behalf of the Funds, hereby appoints ADS to act as, and ADS agrees to act as, (i) transfer agent for the authorized and issued shares of common stock of the Corporation representing interests in each of the respective Funds and Classes thereof ("Shares"), (ii) dividend disbursing agent and (iii) agent in connection with any accumulation, open-account or similar plans provided to the registered owners of shares of any of the Funds ("Shareholders") and set out in the currently effective prospectuses and statements of additional information of the applicable Fund, including, without limitation, any periodic investment plan or periodic withdrawal program.

     (b)  Document Delivery. The Corporation has delivered to ADS copies of:

          (i) the Corporation's Articles of Incorporation and Bylaws (collectively, as amended from time to time, "Organic Documents"),

          (ii) the Corporation's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Investment Company Act of 1940, as amended (the "1940 Act")(the "Registration Statement"),

          (iii)the current Prospectus and Statement of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"),

          (iv) each current plan of distribution or similar document adopted by the Corporation under Rule 12b-1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document adopted by the Corporation ("Service Plan"), and

          (v) The Corporation shall promptly furnish ADS with all amendments of or supplements to the foregoing and shall deliver to ADS a certified copy of the resolution of the Board of Directors of the Corporation (the "Board") appointing ADS and authorizing the execution and delivery of this Agreement.

2.   DUTIES OF ADS

     (a) Transfer Agency Services. In accordance with procedures established from time to time by agreement between the Corporation on behalf of each of the Funds, as applicable, and ADS, ADS will perform the following services:

          (i) provide the services of a transfer agent, dividend disbursing agent and, as relevant, agent in connection with accumulation, open-account or similar plans (including without limitation any periodic investment plan or periodic withdrawal program) that are customary for open-end management investment companies including:

               (A)  maintaining all Shareholder accounts;

               (B)  preparing Shareholder meeting lists;

               (C) mailing Shareholder reports and prospectuses to current Shareholders;

               (D) withholding taxes on U.S. resident and non-resident alien accounts;

               (E) preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required by federal authorities with respect to distributions for Shareholders;

               (F) preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts; and,

               (G) providing account information in response to inquiries from Shareholders.

          (ii) Receive for acceptance, orders for the purchase of Shares, and promptly deliver payment and appropriate documentation therefore to the Custodian of the Fund authorized by the Board of Directors of the Fund (the "Custodian"); or, in the case of a Fund's operating in a master-feeder or fund of funds structure, to the transfer agent or interest-holder recordkeeper for the master portfolios in which the Fund invests;

          (iii) pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

          (iv) receive for acceptance redemption requests and deliver the appropriate documentation therefor to the Custodian or, in the case of Fund's operating in a master-feeder or fund of funds structure, to the transfer agent or interest-holder recordkeeper for the master portfolios in which the Fund invests;

          (v) as and when it receives monies paid to it by the Custodian with respect to any redemption, pay the redemption proceeds as required by the Prospectus pursuant to which the redeemed Shares were offered and as instructed by the redeeming Shareholders;

          (vi) effect transfers of Shares upon receipt of appropriate instructions from Shareholders;

          (vii) prepare and transmit to Shareholders (or credit the appropriate Shareholder accounts) payments for all distributions declared by the Corporation with respect to Shares;

          (viii) issue share certificates and replacement share certificates for those share certificates alleged to have been lost, stolen, or destroyed upon receipt by ADS of indemnification satisfactory to ADS and protecting ADS and the Corporation and, at the option of ADS, issue replacement certificates in place of mutilated share certificates upon presentation thereof without requiring indemnification;

          (ix) receive from Shareholders or debit Shareholder accounts for sales commissions, including contingent deferred, deferred and other sales charges, and service fees (i.e., wire redemption charges) and prepare and transmit payments to underwriters, selected dealers and others for commissions and service fees received;

          (x) track shareholder accounts by financial intermediary source and otherwise as requested by the Corporation and provide periodic reporting to the Corporation or its administrator or other agent;

          (xi) maintain records of account for and provide reports and statements to the Corporation and Shareholders as to the foregoing;

          (xii) Record the issuance of shares of the Fund and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of shares of the Fund which are authorized, based upon data provided to it by the Fund, and issued and outstanding.

          (xiii) provide a system which will enable the Corporation to calculate the total number of Shares of each Fund and Class thereof sold in each State.

     (b) Other Services. ADS shall provide the following additional services on behalf of the Corporation and such other services agreed to in writing by the Corporation and ADS:

          (i) monitor and make appropriate filings with respect to the escheatment laws of the various states and territories of the United States; and

     (c)  Blue Sky Matters. The Corporation or its administrator or other agent

          (i) shall identify to ADS in writing those transactions and assets to be treated as exempt from reporting for each state and territory of the United States and for each foreign jurisdiction (collectively "States"); and

          (ii) shall monitor the sales activity with respect to Shareholders domiciled or resident in each State.

     (d) Safekeeping. ADS shall establish and maintain facilities and procedures reasonably acceptable to the Corporation for the safekeeping, control, preparation and use of share certificates, check forms, and facsimile signature imprinting devices. ADS shall establish and maintain facilities and procedures reasonably acceptable to the Corporation for safekeeping of all records maintained by ADS pursuant to this Agreement.

     (e) Cooperation with Accountants. ADS shall cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (f)  Responsibility for Compliance with Law.

          (i) In General. Except with respect to ADS's duties as set forth in this Section 2 and except as otherwise specifically provided herein, the Corporation assumes all responsibility for ensuring that the Corporation complies with all applicable requirements of the Securities Act, the 1940 Act and any laws, rules and regulations of governmental authorities with jurisdiction over the Corporation. All references to any law in this Agreement shall be deemed to include reference to the applicable rules and regulations promulgated under authority of the law and all official interpretations of such law or rules or regulations.

          (ii) Issuance of Shares. The responsibility of ADS for the Corporation's state registration status is solely limited to the reporting of transactions to the Corporation, and ADS shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Corporation or its administrator or other agent.


3.   RECORDKEEPING

     (a) Predecessor Records. Prior to the commencement of ADS's responsibilities under this Agreement, if applicable, the Corporation shall deliver or cause to be delivered over to ADS:

          (i) an accurate list of Shareholders of the Corporation, showing each Shareholder's address of record, number of Shares owned and whether such Shares are represented by outstanding share certificates and

          (ii) all Shareholder records, files, and other materials necessary or appropriate for proper performance of the functions assumed by ADS under this Agreement (collectively referred to as the "Materials"). The Corporation shall on behalf of each applicable Fund or Class indemnify and hold ADS harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any error, omission, inaccuracy or other deficiency of the Materials, or out of the failure of the Corporation to provide any portion of the Materials or to provide any information in the Corporation's possession or control reasonably needed by ADS to perform the services described in this Agreement.

     (b) Recordkeeping. ADS shall keep records relating to the services to be performed under this Agreement, in the form and manner as it may deem advisable and as required by applicable law. To the extent required by
          Section 31 of the 1940 Act, and the rules thereunder, ADS agrees that all such records prepared or maintained by ADS relating to the services to be performed by ADS under this Agreement are the property of the Corporation and will be preserved, maintained and made available in accordance with Section 31 of the 1940 Act and the rules thereunder, and will be surrendered promptly to the Corporation on and in accordance with the Corporation's request. The Corporation and the Corporation's authorized representatives shall have access to ADS's records relating to the services to be performed under this Agreement at all times during ADS's normal business hours. Upon the reasonable request of the Corporation, copies of any such records shall be provided promptly by ADS to the Corporation or its authorized representatives.

     (c) Confidentiality of Records. ADS and the Corporation agree that all books, records, information, and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

     (d) Inspection of Records by Others. In case of any requests or demands for the inspection of the Shareholder records of the Fund, ADS will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. ADS reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit the Shareholder records to such person, and shall promptly notify the Fund of any unusual request to inspect or copy the shareholder records of the Fund or the receipt of any other unusual request to inspect, copy or produce the records of the Fund.

4.   ISSUANCE AND TRANSFER OF SHARES

     (a) Issuance of Shares. ADS shall make original issues of Shares of each Fund and Class thereof in accordance with the Corporation's then current prospectus only upon receipt of

          (i)  instructions requesting the issuance,

          (ii) a certified copy of a resolution of the Board authorizing the issuance,

          (iii) necessary funds for the payment of any original issue tax applicable to such Shares, and

          (iv) an opinion of the Corporation's counsel as to the legality and validity of the issuance, which opinion may provide that it is contingent upon the filing by the Corporation of an appropriate notice with the SEC, as required by Section 24 of the 1940 Act or the rules thereunder. If such opinion is contingent upon a filing under Section 24 of the 1940 Act, the Corporation shall indemnify ADS for any liability arising from the failure of the Corporation to comply with that section or the rules thereunder.

     (b) Transfer of Shares. Transfers of Shares of each Fund and Class thereof shall be registered on the Shareholder records maintained by ADS. In registering transfers of Shares, ADS may rely upon the Uniform Commercial Code as in effect in the State of New York or any other statutes that, in the opinion of ADS's counsel, protect ADS and the Corporation from liability arising from:

          (i)  not requiring complete documentation;

          (ii) registering a transfer without an adverse claim inquiry;

          (iii) delaying registration for purposes of such inquiry; or,

          (iv) refusing registration whenever an adverse claim requires such refusal. As Transfer Agent, ADS will be responsible for delivery to the transferor and transferee of such documentation as is required by the Uniform Commercial Code.

5.   SHARE CERTIFICATES

     (a) Surcharge for Issuance of Share Certifications. If the Corporation issues share certificates, the Corporation shall pay the surcharge for issuance of certificates set forth in Schedule A, item (f).

     (b) Procedures for Issuance of Certificates. In the event the Corporation elects to issue share certificates, the following provisions shall apply:

          (i) Certificates. The Corporation shall furnish to ADS a supply of blank share certificates of each Fund and Class thereof and, from time to time, will renew such supply upon ADS's request. Blank share certificates shall be signed manually or by facsimile signatures of officers of the Corporation authorized to sign by the Organic Documents of the Corporation and, if required by the Organic Documents, shall bear the Corporation's seal or a facsimile thereof. Unless otherwise directed by the Corporation, ADS may issue or register Share certificates reflecting the manual or facsimile signature of an officer who has died, resigned or been removed by the Corporation.

          (ii) Endorsement; Transportation. New Share certificates shall be issued by ADS upon surrender of outstanding Share certificates in the form deemed by ADS to be properly endorsed for transfer and satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes. ADS shall forward Share certificates in "non-negotiable" form by first-class or registered mail, or by whatever means ADS deems equally reliable and expeditious. ADS shall not mail Share certificates in "negotiable" form unless requested in writing by the Corporation and fully indemnified by the Corporation to ADS's satisfaction.

6.   SHARE PURCHASES; ELIGIBILITY TO RECEIVE DISTRIBUTIONS

     (a) Purchase Orders. Shares shall be issued in accordance with the terms of a Fund's or Class' prospectus after ADS or its agent receives either:

          (i) (A) an instruction directing investment in a Fund or Class, (B) a check (other than a third party check) or a wire or other electronic payment in the amount designated in the instruction and (C), in the case of an initial purchase, a completed account application; or,

          (ii) the information required for purchases pursuant to a selected dealer agreement, processing organization agreement, or a similar contract with a financial intermediary.

     (b) Distribution Eligibility. Shares issued in a Fund after receipt of a completed purchase order shall be eligible to receive distributions of the Fund at the time specified in the prospectus pursuant to which the Shares are offered.

     (c) Determination of Federal Funds. Shareholder payments shall be considered Federal Funds no later than on the day indicated below unless other times are noted in the prospectus of the applicable Class or Fund:

          (i)  for a wire received, at the time of the receipt of the wire;

          (ii) for a check drawn on a member bank of the Federal Reserve System, on the second Fund Business Day following receipt of the check; and

          (iii) for a check drawn on an institution that is not a member of the Federal Reserve System, at such time as ADS is credited with Federal Funds with respect to that check.

7.   FEES AND EXPENSES

     (a) For the services provided by ADS pursuant to this Agreement, the Corporation, on behalf of each Fund, agrees to pay ADS the fees set forth in Schedule A. Fees will begin to accrue for each Fund on the latter of the date of this Agreement or the date of commencement of operations of the Fund.

     (b) In addition to the fees paid under subsection (a), the Corporation agrees to reimburse ADS for out-of-pocket expenses or advances incurred by ADS for the items set out in the Schedule A attached hereto. In addition, the Corporation will reimburse any other expenses incurred by ADS at the request or with the consent of the Corporation.

     (c) The fees, out-of pocket expenses and advances identified in the foregoing subsections (a) and (b) above may be changed from time to time subject to mutual written agreement between the Corporation and ADS.

     (d) The Corporation agrees to pay all fees and reimbursable expenses within ten days following the receipt of the respective billing notice.

8.   REPRESENTATIONS AND WARRANTIES

     (a) Representations of ADS. ADS represents and warrants to the Corporation that:

          (i) it is a corporation duly organized and existing and in good standing under the laws of the State of New York;

          (ii) it is duly qualified to carry on its business in the State of New York;

          (iii) it is empowered under applicable laws and by its Article of Incorporation and Bylaws to enter into this Agreement and perform its duties under this Agreement;

          (iv) it has access to the necessary facilities, equipment, and personnel to perform its duties and obligations under this Agreement; and,

          (v) it is registered as a transfer agent under Section 17A of the Securities Exchange Act of 1934 and shall continue to be registered throughout the remainder of this Agreement.

     (b) Representations of the Corporation. The Fund represents and warrants to ADS that

          (i) it is a Corporation duly organized and existing and in good standing under the laws of _______________;

          (ii) it is empowered under applicable laws and by its Organic Documents to enter into and perform this Agreement;

          (iii) all proceedings required by said Organic Documents have been taken to authorize it to enter into and perform this Agreement;

          (iv) it is an open-end management investment company registered under the Investment Company Act of 1940; and,

          (v) a registration statement under the Securities Act of 1933 is currently or will become effective and will remain effective, and appropriate state securities law filings as required, have been or will be made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

9.   INDEMNIFICATION

     (a) Indemnification of ADS. ADS shall not be responsible for, and the Corporation shall on behalf of each applicable Fund or Class thereof indemnify and hold ADS harmless from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to:

          (i) all actions of ADS or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct; the Corporation's lack of good faith or the Corporation's negligence or willful misconduct;

          (ii) the reliance on or use by ADS or its agents or subcontractors of information, records or documents which (i) are received by ADS or its agents or subcontractors and furnished to it by or on behalf of the Fund, and (ii) have been prepared or maintained by the Corporation or any other person or firm on behalf of the Corporation, including but not limited to any previous transfer agent or registrar;

          (iii) the reasonable reliance on, or the carrying out by ADS or its agents or subcontractors of, any instructions or requests of the Corporation on behalf of the applicable Fund;

          (iv) the Fund's refusal or failure to comply with the terms of this Agreement, or which arise out of the Fund's lack good faith, negligence or willful misconduct or which arise out of the breach of any representation or warranty of the Fund hereunder and,

          (v) the offer or sale of Shares in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any State that such Shares be registered in such State or in violation of any stop order or other determination or ruling by any federal agency or any State with respect to the offer or sale of such Shares in such State.

     (b) Indemnification of the Corporation. ADS shall indemnify and hold the Corporation and each Fund or Class thereof harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributed to any action or failure or omission to act by ADS as a result of ADS's lack of good faith, negligence or willful misconduct with respect to the services performed under or in connection with this Agreement.

     (c) Reliance. At any time ADS may apply to any officer of the Corporation for instructions, and may consult with legal counsel to the Corporation or to ADS with respect to any matter arising in connection with the services to be performed by ADS under this Agreement, and ADS and its agents or subcontractors shall not be liable and shall be indemnified by the Corporation on behalf of the applicable Fund for any action taken or omitted by it in reasonable reliance upon such instructions or upon the advice of such counsel. ADS, its agents and subcontractors shall be protected and indemnified in acting upon

          (i) any paper or document furnished by or on behalf of the Corporation, reasonably believed by ADS to be genuine and to have been signed by the proper person or persons;

          (ii) any instruction, information, data, records or documents provided ADS or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Corporation; and,

          (iii) any authorization, instruction, approval, item or set of data, or information of any kind transmitted to ADS in person or by telephone, vocal telegram or other electronic means, reasonably believed by ADS to be genuine and to have been given by the proper person or persons. ADS shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Corporation. ADS, its agents and subcontractors shall also be protected and indemnified in recognizing share certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Corporation, and the proper countersignature of any former transfer agent or former registrar or of a co-transfer agent or co-registrar of the Corporation.

     (d) Reliance on Electronic Instructions. If the Corporation has the ability to originate electronic instructions to ADS in order to (i) effect the transfer or movement of cash or Shares or (ii) transmit Shareholder information or other information, then in such event ADS shall be entitled to rely on the validity and authenticity of such instruction without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by ADS from time to time.

     (e) Use of Fund/Serv and Networking. The Corporation has authorized or in the future may authorize ADS to act as a "Mutual Fund Services Member" for the Corporation or various Funds and Classes. Fund/SERV and Networking are services sponsored by the National Securities Clearing Corporation ("NSCC") and as used herein have the meanings as set forth in the then current edition of NSCC RULES AND PROCEDURES published by NSCC or such other similar publication as may exist from time to time. The Corporation shall indemnify and hold ADS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising directly or indirectly out of or attributed to any action or failure or omission to act by NSCC.

     (f) Notification of Claims. In order that the indemnification provisions contained in this Section shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

10.  PROPRIETARY INFORMATION

     (a) Proprietary Information of ADS. The Corporation acknowledges that the databases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals maintained by ADS on databases under the control and ownership of ADS or a third party constitute copyrighted, trade secret, or other proprietary information (collectively, "Proprietary Information") of substantial value to ADS or the third party. The Corporation agrees to treat all Proprietary Information as proprietary to ADS and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided under this Agreement.

     (b) Proprietary Information of the Corporation. ADS acknowledges that the Shareholder list and all information related to Shareholders furnished to ADS by the Corporation or by a Shareholder in connection with this Agreement (collectively, "Customer Data") constitute proprietary information of substantial value to the Corporation. In no event shall Proprietary Information be deemed Customer Data. ADS agrees to treat all Customer Data as proprietary to the Corporation and further agrees that it shall not divulge any Customer Data to any person or organization except as may be provided under this Agreement or as maybe directed by the Corporation.

11.  EFFECTIVENESS, DURATION, AND TERMINATION

     (a) Effective Date. This Agreement shall become effective on the date first above written.

     (b) Term. This Agreement shall remain in effect for a period of three (3) years from the date of its effectiveness and shall continue in effect for successive twelve-month periods; provided that such continuance is specifically approved at least annually by the Board and by a majority of the Directors who are not parties to this Agreement or interested persons of any such party.

     (c) Termination for Cause. In the event of a material breach of this Agreement by either party, the non-breaching part shall notify the breaching party in writing of such breach and upon receipt of such notice, the breaching party shall by 45 days to remedy the breach. If said breach is not remedied to the reasonable satisfaction of the non-breaching party, the non-breaching party may thereafter terminate this Agreement immediately. Compensation due ADS and unpaid by the Corporation upon such termination shall be immediately due and payable upon, and notwithstanding, such termination. If after such termination for so long as ADS, with the written consent of the Corporation, in fact continues to perform any one or more of the services contemplated by this Agreement, the provisions of this Agreement, including without limitation, the provisions dealing with indemnification, shall continue in full force and effect.

     (d) Payment upon Termination. If at any time during the initial or any subsequent term of this Agreement, ADS is replaced as transfer agent or dividend disbursing agent for any reason other than for a material breach of this Agreement which ADS does not cure within a reasonable time, or a Fund is merged into or sells all (or substantially all) of its assets to another fund or family of funds for which ADS does not serve as transfer agent or dividend disbursing agent, then the Fund shall, immediately upon demand by ADS, make a one time cash payment equal to the net present value of the revenues ADS would have earned during the remainder of the initial or subsequent term of the Agreement, as the case may be, at the fee rate in effect at the time of such event (including any applicable minimum). For purposes of this paragraph, the figure used to calculate the fee due ADS hereunder shall be the highest monthly fees paid by the Fund at any time during the 12 months immediately preceding the termination of ADS (or the merger or sale of assets) of the Fund.

     (e) Reimbursement of ADS's Expenses. If this Agreement is terminated with respect to a Fund or Funds, ADS shall be entitled to collect from the Fund or Funds, in addition to the compensation described under Sections 7 and 11(d) hereof, the amount of all of ADS's reasonable labor charges and cash disbursements for services in connection with ADS's activities in effecting such termination, including without limitation, the labor costs and expenses associated with the de-conversion of the Corporations records of each Fund from its computer systems, and the delivery to the Corporation and/or its designees of the Corporation's property, records, instruments and documents, or any copies thereof. Subsequent to such termination, for a reasonable fee, ADS will provide the Corporation with reasonable access to all Corporation documents or records, if any, remaining in its possession.

     (f) Survival of Certain Obligations. The obligations of Sections 7, 9 and 10 shall survive any termination of this Agreement

     (g) Force Majeure. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

12.  ADDITIONAL FUNDS AND CLASSES.

If the Corporation establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of Shares or classes of Shares, as the case may be, shall become Funds and Classes under this Agreement; provided, however, that either ADS or the Corporation may elect not to make and such series or classes subject to this Agreement.

13.  ASSIGNMENT

Except as otherwise provided in this Agreement, neither this Agreement nor any rights or obligations under this Agreement may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns. ADS may, without further consent on the part of the Corporation, subcontract for the performance hereof with any entity, including affiliated persons of ADS; provided however, that ADS shall be as fully responsible to the Corporation for the acts and omissions of any subcontractor as ADS is for its own acts and omissions.

14.  TAXES

ADS shall not be liable for any taxes, assessments or governmental charges that may be levied or assessed on any basis whatsoever in connection with the Corporation or any Shareholder or any purchase of Shares, excluding taxes assessed against ADS for compensation received by it under this Agreement.

15.  MISCELLANEOUS

     (a) Amendments. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto.

     (b) Choice of Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

     (c) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

     (d) Counterparts. The parties may execute this Agreement on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (e) Severability. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

     (f) Headings. Section and paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (g) Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

               To the Fund:                    To ADS:

               [Name]                          Michael Miola
               [Title]                         President
               [Name of Corporation]           American Data Services, Inc.
               [Street]                        150 Motor Parkway, Suite 109
               [City, State, Zip]              Hauppauge, NY  11788

     (h) Business Days. Nothing contained in this Agreement is intended to or shall require ADS, in any capacity hereunder, to perform any functions or duties on any day other than a Fund Business Day. Functions or duties normally scheduled to be performed on any day which is not a Fund Business Day shall be performed on, and as of, the next Fund Business Day, unless otherwise required by law.

     (i) Distinction of Funds. Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Corporation are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

     (j) Consequential Damages. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement or for any act or failure to act hereunder.

     (k) Nonliability of Affiliates. No affiliated person (as that term is defined in the 1940 Act), employee, agent, director, officer or manager of ADS shall be liable at law or in equity for ADS's obligations under this Agreement.

     (l) Representation of Signatories. Each of the undersigned expressly warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized persons, as of the day and year first above written.

[NAME OF CORPORATION]                  AMERICAN DATA SERVICES, INC.




By:  _________________________         By:  ___________________________
     [Name], [Title]                        Michael Miola, President

                              [NAME OF CORPORATION]
                            TRANSFER AGENCY AGREEMENT

                                   SCHEDULE A
                            FEES AND ACCOUNT CHARGES

     For the services rendered by ADS in its capacity as transfer agent, the Fund shall pay ADS a fee, calculated as a combination of account maintenance charges plus transaction charges as follows:

(A)  ACCOUNT MAINTENANCE CHARGE:

     The Greater of (No prorating for partial months) (1) a minimum maintenance charge per Fund/Class $1,000.00/ month; or, (2) charges based upon the total of all open/closed accounts (1) per Fund/class upon the following annual rates:

            Type of Fund                       Charge Per Account

      Dividend calculated and
      paid annually, semi-annually,               $  9.00
      quarterly

      Dividend calculated and paid                $ 12.00
      monthly

      Dividend accrued daily and                  $ 16.00
      paid monthly

      Closed Accounts                             $  2.00(2)

(1) All accounts closed during a month will be considered as open accounts for billing purposes in the month the account is closed.

(2) Closed accounts remain on the shareholder files until all 1099's and 5498's have been distributed to the shareholders and send via mag-media to the IRS.

                                      PLUS,

(B)  TRANSACTION FEES:

Trade Entry (purchase/liquidation) and maintenance transactions .....$ 1.50 each

New account set-up...................................................$ 3.00 each

Customer service calls...............................................$ 1.50 each

Correspondence/ information requests.................................$ 1.75 each

Check preparation....................................................$  .50 each

Liquidations paid by wire transfer...................................$ 3.00 each

ACH charge...........................................................$  .45 each

SWP..................................................................$ 1.00 each

(C)  24 HOUR AUTOMATED VOICE RESPONSE:

Initial set-up (one-time) charge per Fund - $750.00

Monthly maintenance charge per Fund - $50.00

All calls processed through automated voice response will be billed as a customer service call listed above.


(D)  Fund/SERV

All Funds processed through Fund/SERV will be subject to an additional monthly charge of $250.00

All transactions processed through Fund/SERV will be billed at the transaction fee rates listed in (b) above.


(E)  INTERNET ACCESS:

Each shareholder/adviser/broker hit billed at $0.25 per hit.

(f) Issuance of Share Certificates:

For each share certificate issued by ADS, a $15.00 charge will be assessed to the Fund for which the certificate was issued.



(F) IRA PLAN FEES:

The following fees will be charged directly to the shareholder account:

Annual maintenance fee ...............................   $15.00/account*

Incoming transfer from prior custodian ...............   $12.00

Distribution to a participant ........................   $15.00

Refund of excess contribution ........................   $15.00

Transfer to successor custodian ......................   $15.00

Automatic periodic distributions .....................   $15.00/year per account

* Includes $8.00 Bank Custody Fee.

(G)  EXPENSES:

     The Fund shall reimburse ADS for any out-of-pocket expenses, exclusive of salaries, advanced by ADS in connection with but not limited to the costs for printing fund documents, (i.e. printing of confirmation forms, shareholder statements, redemption/dividend checks, envelopes, financial statements, proxy statement, fund prospectus, etc.) proxy solicitation and mailing expenses, travel requested by the Fund, telephone toll charges, 800-line costs and fees, facsimile and data transmission costs, stationery and supplies (related to Fund records), record storage, postage (plus a $0.085 service charge for all mailings), pro-rata portion of annual SAS-70 audit letter, telex and courier charges incurred in connection with the performance of its duties hereunder. ADS shall provide the Fund with a monthly invoice of such expenses and the Fund shall reimburse ADS within fifteen (15) days after receipt thereof.

(H)  SPECIAL REPORTS:

     All reports and/or analyses requested by the Fund that are not included in the fee schedule, shall be subject to an additional charge, agreed upon in advance, based upon the following rates:

      Senior staff...$150.00/hr.
      Junior staff ..$ 75.00/hr.
      Computer time..$ 45.00/hr.


(I)  CONVERSION CHARGE: (EXISTING FUNDS ONLY)

     There will be a charge to convert the Fund's shareholder accounting records on to the ADS stock transfer system. In addition, ADS will be reimbursed for all out-of-pocket expenses, enumerated in paragraph (b) above and data media conversion costs, incurred during the conversion process.

     The conversion charge will be estimated and agreed upon in advance by the Fund and ADS. The charge will be based upon the quantity of records to be converted and the condition of the previous service agent's records.

                                       B-1
                               [NAME OF CORPORATION]
                            TRANSFER AGENCY AGREEMENT

                                   SCHEDULE B
               FUNDS AND CLASSES TO BE SERVICED UNDER THIS AGREEMENT



                                      B-1